UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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DNP Select Income Fund Inc.

Duff & Phelps Utility and Corporate Bond Trust Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEC 1913 (01-07)

DNP SELECT INCOME FUND INC.

and

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

200 S. Wacker Drive, Suite 500

Chicago, Illinois 60606

(800) 338-8214

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

MAY 10, 2012

The annual meeting of shareholders of each of DNP Select Income Fund Inc. (“DNP”) and Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC” and collectively with DNP, the “Funds”) will be held jointly at 200 S. Wacker Drive, Chicago, Illinois, in the Orange and Blue Room on Thursday, May 10, 2012 at 1:00 p.m., Central Time, to:

1.	Elect directors of each Fund in the following manner:

a.	Elect Stewart E. Conner, Eileen A. Moran and David J. Vitale as directors of DNP by the holders of DNP’s common stock;

b.	Elect Nancy Lampton as a director of DNP by the holders of DNP’s preferred stock;

c.	Elect Stewart E. Conner, Eileen A. Moran and David J. Vitale as directors of DUC by the holders of DUC’s common and preferred stock, voting together as a single class;

d.	Elect Nancy Lampton as a director of DUC by the holders of DUC’s preferred stock;

2.	Consider proposals to amend certain provisions of each Fund’s charter in the following manner:

a.	Consider a proposal to amend certain provisions of DNP’s charter that govern the terms of DNP’s preferred stock in order to permit DNP, under certain circumstances, to depart from guidelines imposed by the rating agencies;

b.	Consider a proposal to amend certain provisions of DUC’s charter that govern the terms of DUC’s preferred stock in order to permit DUC, under certain circumstances, to depart from guidelines imposed by the rating agencies;

3.	Consider a proposal to amend DNP’s fundamental investment restrictions; and

4.	Transact such other business as may properly come before the meeting, or any adjournment or postponement thereof.

Shareholders of record at the close of business on March 21, 2012 are entitled to vote at the meeting.

For the Board of Directors of each of DNP and DUC,

T. BROOKS BEITTEL Secretary

April [    ], 2012

SHAREHOLDERS, WE NEED YOUR PROXY VOTE IMMEDIATELY.

YOUR VOTE IS VITAL. THE JOINT MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF FEWER THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE ARE REPRESENTED. IN THAT EVENT, ONE OR MORE OF THE FUNDS WOULD ADJOURN THE MEETING AND CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO OBTAIN A QUORUM. TO AVOID THE EXPENSE OF AND THE POSSIBLE DELAY CREATED BY SUCH A SOLICITATION, PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

JOINT PROXY STATEMENT

The board of directors (the “Board”) of each of DNP Select Income Fund Inc. (“DNP”) and Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC” and collectively with DNP, the “Funds”) is soliciting proxies from the shareholders of each Fund for use at the joint annual meeting of shareholders to be held on Thursday, May 10, 2012 and at any adjournment or postponement of that meeting. A proxy may be revoked at any time before it is voted, either by voting in person at the meeting or by written notice to the applicable Fund or delivery of a later-dated proxy.

The meeting is scheduled as a joint meeting of the respective shareholders of the Funds because the shareholders of each Fund are expected to consider and vote on similar matters. The Board has determined that the use of a joint proxy statement for the meeting is in the best interest of the shareholders of each Fund. In the event that any shareholder of a Fund present at the meeting objects to the holding of a joint meeting and moves for an adjournment of such Fund’s meeting to a time immediately after the meeting, so that such Fund’s meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Shareholders of each Fund will vote separately on each of the proposals relating to their respective Fund, and an unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation by the other Fund of such proposal if the shareholders of such other Fund approve the proposal.

Summary of Proposals to Be Voted Upon

Proposal		Fund and Classes of Shareholders Entitled to Vote
1a.	Election of Stewart E. Conner, Eileen A. Moran and David J. Vitale as directors of DNP	DNP common stock
1b.	Election of Nancy Lampton as a director of DNP	DNP preferred stock
1c.	Election of Stewart E. Conner, Eileen A. Moran and David J. Vitale as directors of DUC	DUC common and preferred stock
1d.	Election of Nancy Lampton as a director of DUC	DUC preferred stock
2a.	Amendment of DNP’s charter	DNP common and preferred stock voting as a class DNP preferred stock voting separately as a class
2b.	Amendment of DUC’s charter	DUC common and preferred stock voting as a class DUC preferred stock voting separately as a class
3	Amendment of DNP’s fundamental investment restrictions	DNP common and preferred stock voting as a class DNP preferred stock voting separately as a class

Shareholders of record of each Fund at the close of business on March 21, 2012 are entitled to notice of and to participate in the meeting. On the record date: DNP had 242,524,689 shares of common stock, 2,000 shares of remarketed preferred stock and 8,000 shares of auction preferred stock outstanding; and DUC had 27,355,248 shares of common stock and 3,800 shares of preferred stock outstanding. Each share of common stock outstanding on the record date entitles the holder thereof to one vote for each director being elected by the common stock (with no cumulative voting permitted) and to one vote on each other matter. Each share of remarketed preferred stock of DNP and each auction market preferred share of DUC outstanding on the record date entitles the holder thereof to one vote for each director being elected by the preferred stock (with no cumulative voting permitted) and to one vote on each other matter submitted for a vote of holders of preferred stock. Each share of auction preferred stock of DNP outstanding on the record date entitles the holder thereof to one quarter (1/4) of one vote for each director being elected by the preferred stock (with no cumulative voting permitted) and to one quarter (1/ 4) of one vote on each other matter submitted for a vote of holders of preferred stock.

This proxy statement is first being mailed on or about April [    ], 2012. The Funds will bear the cost of the annual meeting and this proxy solicitation.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on Thursday, May 10, 2012: The proxy statement for the 2012 annual meeting, the form of proxy card and the annual report for the most recently ended fiscal year are available to DNP shareholders at www.dnpselectincome.com/proxy and to DUC shareholders at www.ducfund.com/proxy. You can obtain directions to the annual meeting by contacting the Funds’ administrator at 888-878-7845 (toll-free) or at fa@hilliard.com.

1. ELECTION OF DIRECTORS

The Board of each Fund is responsible for the overall management and operations of that Fund. As of the date of this joint proxy statement, the Board of each Fund is comprised of the same ten directors. Directors of each Fund are divided into three classes and are elected to serve staggered three-year terms.

The persons named in the enclosed proxy intend to vote in favor of the election of the persons named below (unless otherwise instructed). Each of the nominees has consented to serve as a director of the Fund, if elected. In case any of the nominees should become unavailable for election for any unforeseen reason, the persons designated in the proxy will have the right to vote for a substitute.

Election of DNP Directors (Proposals 1a. and 1b.)

At the meeting, holders of DNP common stock are entitled to elect three directors for a term ending in 2015 and the holders of DNP preferred stock are entitled to elect one director for a term ending in 2015, in each case to serve until the annual meeting of shareholders in that year or until their respective successors are elected and qualified. A plurality of votes cast at the meeting by the holders of DNP common stock as to the directors representing the common stock is necessary to elect those directors. A plurality of votes cast at the meeting by the holders of DNP preferred stock as to the director representing the preferred stock is necessary to elect that director. Abstentions and broker-non-votes are counted for purposes of determining whether a quorum is present at the meeting, but will not affect the determination of whether a director candidate has received a plurality of votes cast.

Election of DUC Directors (Proposals 1c. and 1d.)

At the meeting, holders of DUC common and preferred stock, voting as a single class, are entitled to elect three directors for a term ending in 2015 and the holders of DUC preferred stock are entitled to elect one director for a term ending in 2015, in each case to serve until the annual meeting of shareholders in that year or until their respective successors are elected and qualified. A plurality of votes cast at the meeting by the holders of DUC common and preferred stock, voting as a single class, as to the directors representing the common and preferred stock is necessary to elect those directors. A plurality of votes cast at the meeting by the holders of DUC preferred stock as to the director representing the preferred stock is necessary to elect that director. Abstentions and broker-non-votes are counted for purposes of determining whether a quorum is present at the meeting, but will not affect the determination of whether a director candidate has received a plurality of votes cast.

Biographical Information about Nominees and Continuing Directors

Set forth below are the names and certain biographical information about the directors of the Funds. The address for all directors is c/o Duff & Phelps Investment Management Co., 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606. Except as noted, all of the directors are elected to the DNP Board by the holders of DNP common stock, and all of the directors are elected to the DUC Board by the holders of common and preferred stock of DUC voting as a single class. All of the Funds’ directors also serve on the board of directors of two other registered closed-end investment companies that are advised by Duff & Phelps Investment Management Co., the Funds’ investment adviser (the “Adviser”): Duff & Phelps Global Utility Income Fund Inc. (“DPG”) and DTF Tax-Free Income Inc. (“DTF”). All of the directors of the Funds, with the exception of Mr. Partain, are classified as independent directors because none of them are “interested persons” of the Funds, as defined in the Investment Company Act of 1940 (the “1940 Act”). Mr. Partain is an “interested person” of the Funds by reason of his position as President and Chief Executive Officer of the Funds and President, Chief Investment Officer and employee of the Adviser. The term “Fund Complex” refers to the Funds and all other investment companies advised by affiliates of Virtus Investment Partners, Inc. (“Virtus”), the Adviser’s parent company.

Name, Address and Age	Positions Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years & Qualifications	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Nominees—Independent Directors

Stewart E. Conner(3) Age: 70	Director	Nominee for term expiring in 2015; Director of DNP since April 2004 and of DUC since May 2009	Attorney, Wyatt Tarrant & Combs LLP since 1966 (Chairman, Executive Committee 2000-2004, Managing Partner 1988-2000)	4

	Mr. Conner was selected to serve on the Board because of his legal experience, his leadership skills gained from serving as managing partner and chairman of a large law firm and his experience in working with public companies and boards of directors of public companies.

Name, Address and Age	Positions Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years & Qualifications	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Nancy Lampton(1)(4)(5)(6) Age: 69	Director and Vice Chairperson of the Board	Nominee for term expiring in 2015; Director of DNP since October 1994 and of DUC since May 2005	Vice Chairperson of the Board of DNP since February 2006; Vice Chairperson of the Board of DUC and DTF since May 2007; Vice Chairperson of the Board of DPG since May 2011; Chairman and Chief Executive Officer, Hardscuffle Inc. (insurance holding company) since January 2000; Chairman and Chief Executive Officer, American Life and Accident Insurance Company of Kentucky since 1971	4	Advisory Board Member, CanAlaska Uranium Ltd. (uranium exploration company); Director, Constellation Energy Group, Inc. (public utility holding company) April 1999-March 2012

	Ms. Lampton was selected to serve on the Board because of her knowledge of asset management gained from serving as CEO of an insurance company, her experience serving as a director of a public company in the electric and natural gas utility industry and her specialized knowledge of issues relating to nuclear power.

Eileen A. Moran(1)(3) Age: 57	Director	Nominee for term expiring in 2015; Director of DUC since August 1996 and of DNP since May 2008	Private investor since April 2011; President and Chief Executive Officer, PSEG Resources L.L.C. (investment company) 1990-April 2011	4

Name, Address and Age	Positions Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years & Qualifications	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
	Ms. Moran was selected to serve on the Board because of her experience in managing a large portfolio of assets, a significant portion of which are invested in the electric and natural gas utility industry.

David J. Vitale(1)(3) Age: 65	Director and Chairman of the Board	Nominee for term expiring in 2015; Director of DNP since April 2000 and of DUC since May 2005	Chairman of the Board of the Funds and DTF since May 2009; Chairman of the Board of DPG since May 2011; Chairman, Urban Partnership Bank since August 2010; Private investor January 2009-August 2010; Senior Advisor to the CEO, Chicago Public Schools April 2007-December 2008; Chief Administrative Officer, Chicago Public Schools April 2003-April 2007; President and Chief Executive Officer, Board of Trade of the City of Chicago, Inc. March 2001-November 2002; Vice Chairman and Director, Bank One Corporation 1998-1999; Vice Chairman and Director, First	4	Director, UAL Corporation (airline holding company), Urban Partnership Bank, Alion Science and Technology Corporation, ISO New England Inc. (not for profit independent system operator of New England’s electricity supply), Ariel Capital Management, LLC and Wheels, Inc. (automobile fleet management)

Name, Address and Age	Positions Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years & Qualifications	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
			Chicago NBD Corporation, and President, The First National Bank of Chicago 1995-1998; Vice Chairman, First Chicago Corporation and The First National Bank of Chicago 1993-1998 (Director 1992-1998; Executive Vice President 1986-1993)

	Mr. Vitale was selected to serve on the Board because of his extensive experience as an executive in both the private and public sector, his experience serving as a director of other public companies and his knowledge of financial matters, capital markets, investment management and the utilities industry.

Continuing Directors—Independent Directors

Robert J. Genetski(2)(5) Age: 69	Director	Director of DNP since April 2001 and of DUC since May 2009; Term expires 2013	President, Robert Genetski & Associates, Inc. (economic and financial consulting firm) since 1991; Senior Managing Director, Chicago Capital Inc. (financial services firm) 1995-2001; former Senior Vice President and Chief Economist, Harris Trust & Savings Bank; author of several books; regular contributor to the Nikkei Financial Daily	4	Director, Midwest Banc Holdings, Inc. 2005-2010

Name, Address and Age	Positions Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years & Qualifications	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
	Dr. Genetski was selected to serve on the Board because of his academic and professional qualifications as an economist and a published author and speaker on economic topics and his experience in overseeing investment research and asset management operations.

Philip R. McLoughlin(2) Age: 65	Director	Director of DUC since July 1996 and of DNP since May 2009; Term expires 2013	Partner, CrossPond Partners, LLC (investment management consultant) since 2006; Managing Director, SeaCap Partners LLC (strategic advisory firm) 2009-2010; Private investor 2004-2006; Consultant to Phoenix Investment Partners, Ltd. (“PXP”) 2002-2004; Chief Executive Officer of PXP 1995-2002 (Chairman 1997-2002, Director 1995-2002); Executive Vice President and Chief Investment Officer, The Phoenix Companies, Inc. (“Phoenix”) 2000-2002	58	Chairman of the Board, The World Trust Fund (closed-end fund); Director, Argo Group International Holdings, Ltd. (insurance holding company formerly known as PXRE Group Ltd.) 1999-2009

	Mr. McLoughlin was selected to serve on the Board because of his understanding of asset management and mutual fund operations and strategy gained from his experience as CEO of an asset management company and chief investment officer of an insurance company.

Name, Address and Age	Positions Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years & Qualifications	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Geraldine M. McNamara(4) Age: 60	Director	Director of DUC since May 2003 and of DNP since May 2009; Term expires 2014	Private investor since July 2006; Managing Director, U.S. Trust Company of New York 1982-July 2006	49

	Ms. McNamara was selected to serve on the Board because of her experience of advising individuals on their personal financial management, which has given her an enhanced understanding of the goals and expectations that individual investors bring to the Funds.

Christian H. Poindexter(4) Age: 73	Director	Director of DNP since May 2003 and of DUC since May 2008; Term expires 2014	Retired Executive Committee Chairman, Constellation Energy Group, Inc. (public utility holding company) since March 2003 (Executive Committee Chairman, July 2002-March 2003; Chairman of the Board, April 1999-July 2002; Chief Executive Officer, April 1999-October 2001; President, April 1999-October 2000); Chairman, Baltimore Gas and Electric Company, January 1993-July 2002 (Chief Executive Officer January 1993-July 2000; President, March 1998-October 2000; Director, 1988-2003)	4	Director, The Baltimore Life Insurance Company 1998-November 2011

Name, Address and Age	Positions Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years & Qualifications	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
	Mr. Poindexter was selected to serve on the Board because of his knowledge about the public utility industry, his experience of overseeing investment management and his experience with corporate governance, financial and accounting matters, evaluating financial results and serving as chairman and chief executive officer of a large public company.

Carl F. Pollard(1)(2)(6) Age: 73	Director	Director of DNP since April 2002 and of DUC since May 2006; Term expires 2014	Owner, Hermitage Farm LLC (thoroughbred breeding) since January 1995; Chairman, Columbia Healthcare Corporation 1993-1994; Chairman and Chief Executive Officer, Galen Health Care, Inc. March-August 1993; President and Chief Operating Officer, Humana Inc. 1991-1993 (previously Senior Executive Vice President, Executive Vice President and Chief Financial Officer)	4	Director, Churchill Downs Incorporated 1985-June 2011 (Chairman of the Board July 2001-June 2011)

	Mr. Pollard was selected to serve on the Board because of his extensive experience with financial and accounting matters, evaluating financial results and overseeing the operations and the financial reporting process of a large public company.

Name, Address and Age	Positions Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years & Qualifications	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Continuing Directors—Interested Director

Nathan I. Partain, CFA Age: 55	President, Chief Executive Officer and Director	Director of each Fund since May 2007; Term expires 2013	President and Chief Executive Officer of DNP since February 2001 (Chief Investment Officer since April 1998; Executive Vice President, April 1998-February 2001; Senior Vice President, January 1997-April 1998); President and Chief Executive Officer of DPG since March 2011; President and Chief Executive Officer of DTF and DUC since 2004; President and Chief Investment Officer of the Adviser since April 2005 (Executive Vice President 1997-2005); Director of Utility Research, Duff & Phelps Investment Research Co. 1989-1996 (Director of Equity Research, 1993-1996 and Director of Fixed Income Research, 1993)	4	Chairman of the Board and Director, Otter Tail Corporation (manages diversified operations in the electric, plastics, manufacturing, health services and other business operations sectors)

Name, Address and Age	Positions Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years & Qualifications	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Mr. Partain was selected to serve on the Board because of his significant knowledge of the Funds’ operations as CEO of the Funds and President of the Adviser, and because of his experience serving as a director of another public utility company and chairman of its board and audit committee.

(1)	Member of the executive committee of the Board, which has authority, with certain exceptions, to exercise the powers of the Board between Board meetings.
(2)

Member of the audit committee of the Board, which makes recommendations regarding the selection of each Fund’s independent registered public accounting firm and meets with representatives of that accounting firm to determine the scope of and review the results of each audit.

(3)

Member of the contracts committee of the Board, which makes recommendations regarding each Fund’s contractual arrangements for investment management and administrative services, including the terms and conditions of such contracts.

(4)

Member of the nominating and governance committee of the Board, which selects nominees for election as directors, recommends individuals to be appointed by the Board as officers of the Funds and members of Board committees and makes recommendations regarding other Fund governance and Board administration matters.

(5)	Elected to the DNP Board by the holders of DNP preferred stock, voting as a separate class.
(6)	Elected to the DUC Board by the holders of DUC preferred stock, voting as a separate class.

During DNP’s fiscal year ended December 31, 2011, the DNP Board met six times, the DNP audit committee met twice, the DNP nominating and governance committee met three times, the DNP contracts committee met twice and the Executive Committee did not meet. During DUC’s fiscal year ended December 31, 2011, the DUC Board met six times, the DUC audit committee met twice, the DUC nominating and governance committee met three times and the DUC contracts committee met twice. Each director attended at least 75% in the aggregate of the meetings of the Board and of the committees on which he or she served.

Board Leadership Structure

The Board believes that the most appropriate leadership structure for the Funds is for the Chairman of the Board to be an independent director, in order to provide strong, independent oversight of each Fund’s management and affairs, including each Fund’s risk management function. Accordingly, while the Chief Executive Officer of the Funds will generally be a member of the Board, he or she will not normally be eligible to serve as Chairman of the Board. The independent Chairman of the Board presides at meetings of the shareholders, meetings of the Board and meetings of independent directors. In addition, the independent Chairman of the Board takes part in the meetings and deliberations of all committees of the Board, facilitates communication among directors and communication between the Board and the Funds’ management and is available for consultation with the Funds’ management between Board meetings.

Risk Oversight. The audit committee charter provides that the audit committee is responsible for discussing with management the guidelines and policies that govern the process by which management assesses and manages each Fund’s major financial risk exposures. The contracts committee charter provides that in assessing whether each Fund’s investment advisory agreement and administration agreement should be continued, the contracts committee is to give careful consideration to the risk oversight policies of the Adviser and the Administrator, respectively. In addition, the audit committee and the full Board receive periodic reports on enterprise risk management from the chief risk officer of the Adviser.

Nomination of Directors. The nominating and governance committee is composed of three directors and acts under a written charter that was most recently amended on May 11, 2011. A copy of the charter is available on each Fund’s website at www.dnpselectincome.com and www.ducfund.com and in print to any shareholder who requests it. None of the members of the nominating and governance committee are “interested persons” of the Funds as defined in section 2(a)(19) of the 1940 Act. In identifying potential director nominees, the nominating and governance committee considers candidates recommended by one or more of the following sources: the Funds’ current directors, the Funds’ officers, the Funds’ shareholders and any other source the committee deems appropriate. The committee may, but is not required to, retain a third-party search firm at the Funds’ expense to identify potential candidates. Shareholders wishing to recommend candidates to the nominating and governance committee should submit such recommendations to the Secretary of the Funds, who will forward the recommendations to the committee for consideration.

Diversity Policy. The goal of the Funds is to have a board of directors comprising individuals with a diversity of business, educational and life experiences (including, without limitation, with respect to accounting and finance, business and strategic judgment, investment management and financial markets, and knowledge of the industries in which the Funds invest) that will enable them to constructively review, advise and guide management of the Funds. The annual Board self-evaluation process includes consideration of whether the Board’s composition represents an appropriate balance of skills and diversity for the Funds’ needs. In evaluating potential director nominees, including nominees recommended by shareholders, the nominating and governance committee considers such qualifications and skills as it deems relevant but does not have any specific minimum qualifications that must be met by a nominee. The committee considers, among other things:

•	the extent to which the candidate’s business, educational and life experiences will add to the diversity of the Board;

•	whether the candidate will qualify as a director who is not an “interested person” of the Funds;

•	the absence of any real or apparent conflict of interest that would interfere with the candidate’s ability to act in the best interests of the Funds and their shareholders;

•	the contribution that the candidate can make to the Board by virtue of his or her education, business experience and financial expertise;

•	the interplay of the candidate’s skills and experience with the skills and experience of other Board members;

•	whether the candidate is willing to commit the time necessary to attend meetings and fulfill the responsibilities of a director; and

•	the candidate’s personality traits, including integrity, independence, leadership, sound business judgment and the ability to work effectively with the other members of the Board.

With respect to the renomination of incumbent directors, past service to the Board is also considered.

Officers of the Funds

The officers of the Funds are elected at the annual meeting of the Board held in connection with the annual meeting of shareholders. The officers receive no compensation from the Funds, but are also officers of the Funds’ investment adviser or the Funds’ administrator and receive compensation in such capacities. Information about Nathan I. Partain, the President and Chief Executive Officer of the Funds, is provided above under the caption “Continuing Directors—Interested Director.” The address for all officers listed below is c/o Duff & Phelps Investment Management Co., 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606, except as noted.

Name, Address and Age	Position(s) Held with Funds and Length of Time Served	Principal Occupation(s) During Past 5 Years
T. Brooks Beittel, CFA Age: 61	Secretary and Senior Vice President of DNP since January 1995 (Treasurer January 1995-September 2002); Secretary of DUC since May 2005	Executive Vice President and Assistant Chief Investment Officer of the Adviser since 2008 (Senior Vice President 1993-2008, Vice President 1987-1993); Secretary of DTF since May 2005 and of DPG since March 2011

Alan M. Meder, CFA, CPA Age: 52	Treasurer of DUC since 2000 (Principal Financial and Accounting Officer and Assistant Secretary since 2002); Treasurer, Principal Financial and Accounting Officer and Assistant Secretary of DNP since February 2011 (Assistant Treasurer, May 2010-February 2011)	Senior Vice President of the Adviser since 1994 (Chief Risk Officer since 2001); Treasurer of DTF since 2000 and of DPG since March 2011. Member of Board of Governors of CFA Institute since 2008 (Vice Chairman of the Board since 2011); Financial Accounting Standards Advisory Council Member since 2011

Daniel J. Petrisko, CFA Age: 51	Chief Investment Officer of DUC since 2004 (Vice President since 2000; Portfolio Manager 2002-2004)	Senior Vice President of the Adviser since 1997 (Vice President 1995-1997)

Joyce B. Riegel Age: 57	Chief Compliance Officer of DUC since 2003; Chief Compliance Officer of DNP since February 2004	Senior Vice President and Chief Compliance Officer of the Adviser since 2004 (Vice President and Chief Compliance Officer 2002-2004); Chief Compliance Officer of DTF since 2003 and of DPG since March 2011; Vice President and Chief Compliance Officer, Stein Roe Investment Counsel LLC 2001-2002

Dianna P. Wengler J.J.B. Hilliard, W.L. Lyons, LLC 500 West Jefferson Street Louisville, KY 40202 Age: 51	Vice President of DNP since May 2006 (Assistant Vice President April 2004-May 2006); Assistant Secretary since 1988	Vice President, J.J.B. Hilliard, W.L. Lyons, LLC since 1990; Senior Vice President and Treasurer, Hilliard-Lyons Government Fund, Inc. 1988-2010

The following table provides certain information relating to the equity securities beneficially owned by each director or director nominee as of March 1, 2012, (i) in DNP, (ii) in DUC and (iii) on an aggregate basis, in any registered investment companies overseen or to be overseen by the director or nominee within the same family of investment companies as the Funds, in each case based on information provided to the Funds, including information furnished by the Funds’ service providers.

Name of Director	Dollar Range of Equity Securities Owned in		Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies
	DNP	DUC
Independent Directors
Stewart E. Conner	$50,001–$100,000	$10,001–$50,000	Over $100,000
Robert J. Genetski	Over $100,000	$10,001–$50,000	Over $100,000
Nancy Lampton	Over $100,000	$10,001–$50,000	Over $100,000
Philip R. McLoughlin	$50,001–$100,000	$1–$10,000	Over $100,000
Geraldine M. McNamara	$50,001–$100,000	$10,001–$50,000	Over $100,000
Eileen A. Moran	$10,001–$50,000	$50,001–$100,000	Over $100,000
Christian H. Poindexter	Over $100,000	$50,001–$100,000	Over $100,000
Carl F. Pollard	Over $100,000	Over $100,000	Over $100,000
David J. Vitale	$50,001–$100,000	None	Over $100,000

Interested Director
Nathan I. Partain	Over $100,000	None	Over $100,000

Based on information provided to the Funds, including information furnished by the Funds’ service providers, as of March 1, 2012, none of the independent directors, or their immediate family members, owned any securities of the Adviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser.

The following table shows the compensation paid to the Funds’ directors with respect to each Fund’s fiscal year ending in 2011 for service on the board of directors of the Funds and on the boards of directors of other investment companies in the same Fund Complex as the Funds:

COMPENSATION TABLE(1)

Name of Director	Aggregate Compensation from DNP	Aggregate Compensation from DUC	Total Compensation From Fund and Fund Complex Paid to Directors(2)
Independent Directors
Stewart E. Conner	$46,568	$14,681	$79,500
Robert J. Genetski	46,722	14,695	79,500
Nancy Lampton	46,771	14,709	79,000
Philip R. McLoughlin	46,722	14,695	404,500
Geraldine M. McNamara	46,772	14,709	229,000
Eileen A. Moran	50,792	16,359	87,500
Christian H. Poindexter	47,622	15,800	82,000
Carl F. Pollard	50,946	16,373	87,500
David J. Vitale	68,362	24,333	123,000

Interested Director
Nathan I. Partain	0	0	0

(1)

Because each director serves as a director of both of the Funds and as a director of DTF and DPG, directors receive a single set of fees as remuneration for their service to all four funds: (i) each director not affiliated with the Adviser receives a retainer fee of $55,000 per year; (ii) the chairpersons of the audit committee, contracts committee and nominating and governance committee each receive an additional retainer fee of $8,000 per year; (iii) the Chairman of the Board receives an additional retainer fee of $50,000 per year; (iv) each director not affiliated with the Adviser who attends a Board meeting in person receives a fee of $5,000 for such attendance, with an annual maximum of $20,000 (prior to August 1, 2011, such fee was $3,000 per meeting, with an annual maximum of $12,000); (v) each committee member who attends a committee meeting in person receives a fee of $3,500 for such attendance, with an annual maximum of $7,000 (prior to August 1, 2011, such fee was $2,000 per meeting, with an annual maximum of $4,000); and (vi) each director who attends the Funds’ annual education program in person receives a fee of $2,000 for such attendance (for no more than one such program per year). Directors and officers affiliated with the Adviser receive no compensation from the Funds for their services as such. In addition to the amounts shown in the table above, all directors and officers who are not interested persons of the Funds, the Adviser or the Administrator (as defined below) are reimbursed for the expenses incurred by them in connection with their attendance at a meeting of the Board or a committee of the Board. The Funds do not have a pension or retirement plan applicable to their directors or officers.

(2)	Please refer to the table on pages 2 to 11 for the number of investment companies in the Fund Complex overseen by each director.

The Board of each of the Funds, including all of the independent directors, unanimously recommends a vote “FOR” the election of the four nominees for director named above.

2. PROPOSED CHARTER AMENDMENTS FOR DNP AND DUC

Description of the Proposed Amendments

Each series of preferred stock issued by DNP and DUC has been assigned a rating of “Aaa” by Moody’s Investors Service, Inc. (“Moody’s”) and “AAA” by Standard & Poor’s Financial Services LLC (“S&P”). Those are the highest ratings issued by Moody’s and S&P for preferred stock of closed-end registered investment companies, and we refer to them as “AAA ratings.” Each of the rating agencies has established certain guidelines that the Funds are expected to follow as a condition of maintaining the AAA ratings of the preferred stock. Currently, certain provisions in each Fund’s charter that govern the terms of the Fund’s preferred stock require the Fund to comply with each rating agency’s guidelines, unless the Fund receives written confirmation from the relevant rating agency that a proposed noncompliance will not adversely affect its then-current rating of the preferred stock. We refer to those charter provisions collectively as the “No Adverse Effect Rule.”

The No Adverse Effect Rule was originally designed to serve the interests of both the preferred shareholders and the common shareholders of the Funds. It was designed to serve the interests of the preferred shareholders by preserving the AAA ratings of the preferred stock in which they had invested. It was also designed to serve the interests of the common shareholders by helping to minimize the cost of the preferred stock to the Funds; the higher the rating of the preferred stock, the lower the dividend rate that the Funds would generally have to pay on the preferred stock.

As is discussed in more detail below, due to ongoing failures in the auction and remarketing mechanisms for preferred stock of closed-end funds, the Board and the Adviser believe that the No Adverse Effect Rule is no longer serving the interests of the Funds’ preferred shareholders or common shareholders. Accordingly, the Board of each Fund has determined, on the recommendation of the Adviser, that it is advisable to amend the No Adverse Effect Rule that currently exists in each Fund’s charter to permit each Fund to deviate from a rating agency’s guidelines on the following two conditions:

1.	The Fund must have received written advice from the applicable rating agency as to the effect such noncompliance would have on its then-current rating of the preferred stock, and

2.	The Board must have determined, by a 75% vote, that, taking into account the pertinent facts and circumstances, such noncompliance is in the best interests of the Fund.

Reasons for the Proposed Amendments

Use of Leverage by the Funds

One of the distinct features of a closed-end registered investment company is its ability to use leverage. Each of the Funds has utilized various forms of leverage during its history, including both preferred stock and borrowings. The use of leverage has enabled the Funds, in effect, to borrow at short-term rates and invest at longer-term rates. During any period when the net income from the investments that the Fund purchases using the proceeds of leverage exceeds the costs of the leverage (i.e., dividends payable on preferred stock and interest payable on borrowings, plus associated expenses in each case), that excess enables the Funds to pay higher dividends on their common stock than if the Funds were not so leveraged. Historically, the tendency of the U.S. yield curve to exhibit a positive slope (i.e., long-term rates higher than short-term rates) has fostered an environment in which leverage can make a positive contribution to the earnings of the Funds, although there is no assurance that this will continue to be the case in the future. For example, a prolonged period of low longer-term interest rates and the resultant modest reinvestment opportunities for the Funds’ fixed-income portfolios could adversely affect the income provided from leverage.

The table below indicates the contribution that the use of leverage has made to the net income of each of the Funds during the most recent five years.

		2011	2010	2009	2008	2007
DNP	Net income per share	$0.45	$0.54	$0.50	$0.45	$0.48
	Portion attributable to leverage	$0.15	$0.19	$0.18	$0.18	$0.12
	Percentage attributable to leverage	33%	36%	37%	39%	25%

DUC	Net income per share	$0.53	$0.66	$0.77	$0.84	$0.93
	Portion attributable to leverage	$0.20	$0.24	$0.29	$0.34	$0.35
	Percentage attributable to leverage	37%	37%	38%	40%	38%

The Board and the Adviser regularly review the amount and type of leverage used by each Fund based on the Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage. In addition, the long-term expected benefits of leverage to each Fund are weighed against the potential that the leverage has to increase the volatility of both the Fund’s net asset value and the market value of its common stock. If the use of leverage were to cease being beneficial to a Fund for an extended period, the Board would consider modifying the amount and type of leverage or even discontinuing the use of leverage entirely.

Preferred Stock Issued by the Funds

On January 1, 2007, the Funds’ leverage was comprised entirely of preferred stock (although both Funds had made use of debt leverage earlier in their history), consisting of the following series:

	Preferred stock designation	Year issued	Number of shares	Liquidation preference per share	Aggregate liquidation preference
DNP	Remarketed preferred stock (“RP”) Series A, B, C, D and E	1988	5,000	$100,000	$500,000,000

	Auction preferred stock (“APS”) Series M, T, W, TH and F	2006	20,000	$25,000	$500,000,000

DUC	Auction market preferred shares (“AMPS”) Series T7 and TH7	2006	7,600	$25,000	$190,000,000

Liquidity and Pricing Mechanism for the Preferred Stock

The Funds’ preferred stock is not listed on an exchange or automated quotation system, but a system of periodic auctions (for the APS and the AMPS) and periodic remarketings (for the RP) was established to provide a liquid trading market for those shares. The dividend rate payable on each series of preferred stock for each dividend period was designed to be set through that periodic auction or remarketing process. The charter provisions governing the preferred stock also contemplated the possibility that an auction could fail (if there were insufficient clearing bids to purchase all of the shares that current holders wished to sell in an auction), and that a remarketing could fail (if the remarketing agent were unable to set a dividend rate that would clear the market of all of the shares that current holders wished to sell in a remarketing). When an auction or remarketing fails, the current holders must retain their shares until the next periodic auction or remarketing (or longer) and the dividend rate for the next dividend period is automatically set to the maximum dividend rate permitted by the applicable Fund’s charter.

The charter of each Fund defines the maximum dividend rate differently for each type of preferred stock, as shown in the tables below. In each case the calculation is based on a combination of two factors: (1) a specified reference interest rate and (2) the lower of the credit ratings assigned to the shares by Moody’s and S&P.

DNP RP

Maximum Dividend Rate = the Applicable Percentage of the Reference Rate

Reference Rate = the composite rate for 60-day commercial paper

CREDIT RATINGS		APPLICABLE PERCENTAGE OF THE REFERENCE RATE
MOODY’S	S&P
Aa3 or higher	AA– or higher	150%
A3 to A1	A– to A+	175%
Baa3 to Baa1	BBB– to BBB+	200%
Below Baa3	Below BBB–	225%

DNP APS AND DUC AMPS

Maximum Dividend Rate = the higher of the Applicable Percentage of the Reference Rate or the Applicable Spread over the Reference Rate

Reference Rate = 7-day LIBOR
CREDIT RATINGS		APPLICABLE PERCENTAGE OF THE REFERENCE RATE	APPLICABLE SPREAD
MOODY’S	S&P
Aaa	AAA	125%	125 bps
Aa3 to Aa1	AA- to AA+	150%	150 bps
A3 to A1	A- to A+	200%	200 bps
Baa3 to Baa1	BBB-to BBB+	250%	250 bps
Ba1 and lower	BB+ and lower	300%	300 bps

Disruption of the Liquidity and Pricing Mechanism

Early in 2008, disruptions in the short-term fixed income markets resulted in failures in the periodic auctions and remarketings of the preferred shares of all closed-end funds, including the Funds’ preferred stock. The lack of liquidity resulting from the persistence of such auction and remarketing failures has caused a significant hardship for many holders of the Funds’ preferred stock. Moreover, the Adviser and the Board have concluded that the preferred stock auction and remarketing processes may not provide liquidity for an extended period of time, if ever, with the result that the Funds may be required to pay the maximum dividend rates applicable to their preferred stock for an extended period of time. That will make the costs of the Funds’ preferred stock leverage higher than they would have been if those costs had been determined through a successful auction or remarketing process. As a result, the income that holders of common stock receive will be lower than the income they would have received in the absence of the auction and remarketing failures.

Efforts to Provide Liquidity to Preferred Shareholders

In light of the auction and remarketing failures, the Board of the Funds charged the Adviser with developing and evaluating potential solutions that would maintain the benefits from leverage and be in the best interests of all the shareholders of each Fund. On the Adviser’s recommendation, in 2009 each Fund entered into a committed loan facility with a commercial bank (each, a “Credit Facility”) and borrowed funds under that Credit Facility to retire a portion of its preferred stock—in effect, replacing a portion of its preferred stock leverage with debt leverage. The following are the actions taken by each Fund during 2009 to provide partial liquidity to holders of preferred stock, and the effects of such actions on each Fund’s leverage:

DNP

•	DNP established a $1 billion Credit Facility.

•	DNP borrowed $600 million under its Credit Facility.

•	DNP redeemed Series A, B and C of RP and Series M, T and W of APS, having an aggregate liquidation preference of $600 million.

•

DNP now has total leverage of $1 billion, consisting of four series of preferred stock (Series D and E of RP and Series TH and F of APS), having an aggregate liquidation preference of $400 million, plus borrowings of $600 million under the Credit Facility.

DUC

•	DUC established a $190 million Credit Facility.

•	DUC borrowed $95 million under its Credit Facility.

•	DUC redeemed Series T7 of AMPS, having an aggregate liquidation preference of $95 million.

•

DUC now has total leverage of $190 million, consisting of one series of preferred stock (Series TH7 of AMPS) with an aggregate liquidation preference of $95 million, plus borrowings of $95 million under the Credit Facility.

Current Limitations on the Funds’ Ability to Refinance Preferred Stock with Debt Leverage

The ability of the Funds to refinance additional shares of preferred stock using alternative forms of leverage (such as borrowings or reverse repurchase agreements) is limited by the asset coverage requirements of the 1940 Act and related SEC rules. But the Funds are further constrained by rating agency guidelines that restrict the Funds’ ability to borrow money or enter into reverse repurchase agreements. Moreover, the No Adverse Effect Rule in each Fund’s charter currently prohibits any deviations from rating agency guidelines unless the Fund receives written confirmation from the relevant rating agency that a proposed noncompliance will not adversely affect its then-current rating of the preferred stock.

This has created an anomalous situation in which many holders of the Funds’ preferred stock—who are no longer able to obtain liquidity through the auction and remarketing processes—have expressed a strong desire for the Funds to redeem or repurchase their shares of preferred stock, but the Funds are constrained from doing so because the rating agency guidelines do not allow them to refinance additional shares of preferred stock with borrowings or reverse repurchase agreements unless each rating agency confirms that any resulting noncompliance with the guidelines will not adversely affect its then-current rating of the preferred stock. The Board and the Adviser believe that most preferred shareholders would rather obtain liquidity for additional portions of their preferred stock, even if it meant that the rating of the preferred stock that remained outstanding would be lowered. However, the Funds do not currently have that option, since the No Adverse Effect Rule does not allow them to deviate from the rating agency guidelines in exchange for accepting a lower rating.

The Funds could also provide additional liquidity to preferred shareholders by simply redeeming or repurchasing shares of preferred stock without replacing them with an alternative form of leverage; in other words, by deleveraging. But the Board and the Adviser believe that deleveraging would have significant drawbacks. It would require the Funds to sell a portion of their portfolio investments at a time when it might be disadvantageous for them to do so. In addition, it would deprive the Funds of the income-generating benefits of leverage that have historically enabled the Funds to pay higher dividends to common shareholders. While the Funds’ goal is to provide additional liquidity to preferred shareholders, the Board and the Adviser have been consistent in stating that any action taken to provide such liquidity (1) should not materially disadvantage common shareholders and their ability to benefit from leverage, (2) should be long-term in nature and (3) should not encumber the investment process or reduce the pool of available investment alternatives for the Funds.

In addition, the Board and the Adviser believe that the No Adverse Effect Rule is no longer serving the interests of the Funds’ common shareholders. While maintaining the AAA ratings of the preferred stock helps to minimize the cost of the preferred stock to the Funds, the No Adverse Effect Rule is also restricting the Funds from replacing preferred stock leverage with alternative forms of leverage that could be more advantageous for the Funds as market conditions change. In recent years, the dividend rates payable on the Funds’ preferred stock have been low, both because of the AAA ratings and because the reference interest rates used to calculate the dividend rates have remained at very low levels. However, both of those conditions could change in the near future. If the rating agencies lower their ratings of the preferred stock and/or if reference interest rates rise, the cost of the preferred stock to the Funds will increase. Moreover, both S&P and Moody’s have recently proposed changes to their criteria and methodologies for rating the preferred stock issued by closed-end funds. If those proposed changes are adopted, the Funds’ preferred stock would likely lose their AAA ratings. Depending on the extent of the downgrade, the dividend rates on the Funds’ preferred stock (particularly the APS and the AMPS) could increase, perhaps substantially, thereby reducing the Funds’ net income available for distribution to common shareholders.

The Board and the Adviser believe that the Funds need the flexibility to replace all or a portion of their outstanding preferred stock leverage with alternative forms of leverage (such as borrowings or reverse repurchase agreements) if the overall expected cost of the replacement leverage, combined with the cost of any preferred stock that remains outstanding, would be comparable to or lower than the cost of maintaining the preferred stock. However, the Funds do not currently have that flexibility because the rating agency guidelines restrict the Funds’ ability to borrow money or enter into reverse repurchase agreements, and because the No Adverse Effect Rule prohibits any deviations from rating agency guidelines unless the Fund receives written confirmation from the relevant rating agency that a proposed noncompliance will not adversely affect its then-current rating of the preferred stock. The Board and the Adviser believe that such restrictions on the Funds’ ability to reconfigure their leverage into a form that could be more beneficial to the Funds is not in the best interests of the Funds’ common shareholders.

Board Approval of the Proposed Charter Amendments

For the reasons discussed above, the Board and the Adviser have concluded that the No Adverse Effect Rule is no longer serving the interests of the Funds’ preferred shareholders or common shareholders. Accordingly, the Board of each Fund has determined, on the recommendation of the Adviser, that it is advisable to amend the No Adverse Effect Rule that currently exists in each Fund’s charter to permit each Fund to deviate from the rating agencies’ guidelines on the following two conditions:

1.	The Fund must have received written advice from the applicable rating agency as to the effect such noncompliance would have on its then-current rating of the preferred stock, and

2.	The Board must have determined, by a 75% vote, that, taking into account the pertinent facts and circumstances, such noncompliance is in the best interests of the Fund.

On February 21, 2012, the Adviser presented the text of the proposed amendments to each Fund’s charter to the Board. The Board requested and discussed such information as it deemed necessary to determine whether the amendments were in the best interests of the Funds and both classes of their shareholders. Based on its review and evaluation of the materials it received and consideration of all factors it deemed relevant, the Board unanimously adopted resolutions setting forth the proposed amendments to the Funds’ charters, declaring the amendments to be advisable, directing that the amendments be submitted for consideration at the annual meeting of each Fund’s shareholders and recommending that all shareholders vote for the approval of the amendments. The complete text of the proposed amendments to the charter of DNP and the charter of DUC is set forth in Exhibit A and Exhibit B, respectively, to this proxy statement.

Potential Benefits of the Proposed Charter Amendments

For the reasons discussed above and summarized below, the Board believes that the proposed amendments to the charter of each Fund are in the best interests of both the common shareholders and the preferred shareholders of each Fund.

The proposed amendments would give the Funds greater flexibility to replace additional shares of preferred stock with alternative forms of leverage. Currently, the rating agencies have an absolute veto over the ability of the Funds to borrow money or enter into reverse repurchase agreements, which are the two methods that the Funds would utilize to replace preferred stock leverage. If the proposed amendments are approved, then the Fund would have the ability to depart from the rating agencies’ guidelines—but only after receiving written advice from the applicable rating agency as to the effect such noncompliance would have on its then-current rating of the preferred stock, and only if the Board determined, by a 75% vote, that, taking into account the pertinent facts and circumstances, such noncompliance was in the best interests of the Fund. As a practical matter, this would enable the Funds to negotiate with the rating agencies and accept a lower rating on their preferred stock in exchange for utilizing a higher percentage of debt or reverse repurchase agreement leverage—an option that does not currently exist because of the No Adverse Effect Rule.

In making any decision to replace additional shares of preferred stock with borrowings or reverse repurchase agreements, the Adviser and the Board would consider whether the overall expected cost of the replacement leverage, combined with the cost of any preferred stock that remains outstanding (taking into account any expected increase in dividend rates), would be comparable to or lower than the cost of maintaining the preferred stock. If the Board determined that such a course of action was in the best interests of a Fund, then the Fund could retire an additional portion of its preferred stock, providing liquidity to preferred shareholders who have been unable to sell their shares since the auction and remarketing processes ceased to function in 2008.

The Board and the Adviser believe that common shareholders will also benefit from eliminating the restriction that the No Adverse Effect Rule imposes on the Funds’ ability to replace preferred stock with alternative forms of leverage since the Funds will then have greater flexibility to reduce or eliminate their reliance on preferred stock leverage in the event that the cost of such leverage increases due to rising reference interest rates and/or downgrades of the Funds’ preferred stock (such as the downgrades that could result if the rating agencies adopt the changes they have proposed to their rating criteria and methodologies).

Potential Risks of the Proposed Charter Amendments

The adoption of the proposed charter amendments would also entail certain risks.

In making any decision to replace additional shares of preferred stock with borrowings or reverse repurchase agreements, the Adviser and the Board would consider whether the overall expected cost of the replacement leverage, combined with the cost of any preferred stock that remains outstanding (taking into account any expected increase in dividend rates), would be comparable to or lower than the cost of maintaining the preferred stock. However, future movements in interest rates are unpredictable, and there is thus no guarantee that the actual costs of the replacement leverage, or the cost of any preferred stock that remains outstanding, will be in line with expectations. Changes in interest rates or changes in the ratings of the preferred stock, or both, could result in higher leverage costs that expected and thereby reduce the Funds’ net income available for distribution to common shareholders.

Moreover, the use of debt and reverse repurchase agreement leverage entails certain risks. By expanding the use of borrowings or entering into reverse repurchase agreements to replace their preferred stock leverage, the Funds may incur additional expenses which may decrease their earnings or they may become subject to covenants and other contractual provisions that restrict their operations. In addition, the rights of lenders in borrowing transactions and counterparties in reverse repurchase transactions will be senior to the rights of the Funds’ common and preferred shareholders.

In addition, debt leverage does not have the same long-term character as the Funds’ preferred stock. The APS and the AMPS are perpetual, and not subject to mandatory redemption by the Funds (so long as the required 1940 Act asset coverage is maintained). The Series D RP and Series E RP are mandatorily redeemable by DNP, but not until December 22, 2021 and December 11, 2024, respectively. By contrast, each Fund’s Credit Facility can be terminated by the lending bank upon 180 days’ notice. There can be no assurance that the Funds would be able to replace their Credit Facilities with another form of leverage if the bank were to give a 180-day notice of termination. If the Funds were unable to replace the Credit Facility after receiving a 180-day notice of termination from the bank, they could be required to deleverage and sell a portion of their investments at a time when it might be disadvantageous to do so.

Finally, the Funds are required to maintain an asset coverage of 300% on any outstanding borrowings, instead of the asset coverage of 200% that they are required to maintain on their preferred stock. If the Funds were unable to maintain the required asset coverage on their outstanding indebtedness, they could be required to deleverage and sell a portion of their investments at a time when it might be disadvantageous to do so.

The Board took both the potential benefits and the potential risk factors into account when making its determination that the proposed charter amendments are in the best interests of the Funds and both classes of their shareholders.

Vote Required to Approve the Amendments to DNP’s Charter (Proposal 2a.)

The proposed amendments to DNP’s charter will require the approval of (i) the holders of a “majority” of DNP’s outstanding shares of common stock and preferred stock, voting as a single class, and (ii) the holders of two-thirds of DNP’s outstanding shares of preferred stock, voting separately as a class. The 1940 Act defines a “majority” of the outstanding voting securities of a company as the lesser of (A) 67% or more of the voting securities present at a meeting where the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of such company. Abstentions and broker-non-votes are counted for purposes of determining whether a quorum is present at the meeting, and will also have the effect of a vote “against” the proposed amendments to DNP’s charter.

Vote Required to Approve the Amendments to DUC’s Charter (Proposal 2b.)

The proposed amendment to DUC’s charter will require the approval of (i) the holders of a “majority” of DUC’s outstanding shares of common stock and preferred stock, voting as a single class, and (ii) the holders of two-thirds of DUC’s outstanding shares of preferred stock, voting separately as a class. The 1940 Act defines a “majority” of the outstanding voting securities of a company as the lesser of (A) 67% or more of the voting securities present at a meeting where the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of such company. Abstentions and broker-non-votes are counted for purposes of determining whether a quorum is present at the meeting, and will also have the effect of a vote “against” the proposed amendment to DUC’s charter.

When the Charter Amendments Would Become Effective

The proposed charter amendments for each Fund will become effective, if approved by the shareholders of that Fund in the manner described above, as of the date when Articles of Amendment setting forth the text of the amendments are filed with the State Department of Assessments and Taxation of the State of Maryland or as of such other date as set forth in such Articles of Amendment, not to exceed 30 days after such Articles of Amendment are filed with the Department. It is expected that, if the proposed charter amendments are approved by a Fund’s shareholders, then Articles of Amendment would be filed by that Fund as soon as practicable following the date of the annual meeting. The exact timing of the filing, however, would be determined by each Fund, and each Fund reserves the right to delay the filing for up to six months following shareholder approval. In addition, each Fund reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the charter amendments if, at any time prior to the effective time, the Board of such Fund, in its sole discretion, determines that the amendments are no longer in the best interests of the Fund or its shareholders.

Recommendation of the Board of Directors

The Board of each Fund, including all of the independent directors, unanimously recommends a vote “FOR” the proposal to amend each Fund’s charter as set forth in the Articles of Amendment attached as Exhibit A and Exhibit B, respectively, to this proxy statement.

3. PROPOSED AMENDMENTS TO DNP’s FUNDAMENTAL INVESTMENT RESTRICTIONS

Description of the Proposed Amendments

The 1940 Act requires registered investment companies to have “fundamental” investment restrictions governing certain of their investment practices. Fundamental investment restrictions can be changed only by a shareholder vote.

The Board of DNP and the Adviser are recommending amendments to the following paragraphs of DNP’s fundamental investment restrictions:

•	Paragraph 5, dealing with pledges of assets;

•	Paragraph 11, dealing with margin purchases and short sales; and

•	Paragraph 12, dealing with the purchase and sale of commodities and commodities contracts.

The text of the proposed amendments is set forth below. Additions are in bold, underlined type, and deletions are struck through. (Paragraph 4 is not proposed to be amended, but it is included to provide context because it is referenced in paragraph 5.)

4. The Fund may not borrow money, except as permitted by the 1940 Act and the rules promulgated thereunder, as in effect from time to time, or interpretations or modifications thereof by the SEC, the staff of the SEC and other authority with appropriate jurisdiction.

5. The Fund may not pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by restriction 4 above. (The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin requirements for futures transactions, cleared swap and cleared security-based swap transactions and with respect to segregation of securities in connection with forward contracts are not deemed to be pledges or hypothecations for this purpose.)

11. The Fund may not purchase securities on margin, or make short sales of securities, except the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, cleared swaps and cleared security-based swaps and options on futures.

12. The Fund may not purchase or sell commodities or commodity contracts, except that it may enter into (i) stock index futures transactions, interest rate futures transactions and options on such future transactions, (ii) cleared swap transactions and cleared security-based swap transactions and ~~(ii)~~ (iii) forward contracts on foreign currencies to the extent permitted by applicable law.

Reasons for the Proposed Amendments

The Board and the Adviser believe that the foregoing amendments to DNP’s fundamental investment restrictions are necessary, in light of recent legislative and market developments, in order to preserve DNP’s ability to engage in swaps and other derivatives transactions in accordance with its existing investment policies.

Many derivatives transactions, such as interest rate swaps that DNP may use to hedge its borrowing costs and foreign currency swaps that DNP may use to hedge its exposure to changes in foreign exchange rates, have historically been and currently are traded in an over-the-counter, or bilateral, market. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and implementing regulations of the Commodity Futures Trading Commission and the SEC will subject certain derivatives transactions to a mandatory clearing requirement. That means that, for those derivatives transactions subject to the requirement, a clearing organization will be substituted for the original trading counterparty and act as a central counterparty to each side of the transaction. Access to clearing organizations will be provided through futures commission merchants, brokers and certain other intermediaries. Swaps and other derivatives not subject to mandatory clearing may become available for clearing on a voluntary basis. In many respects, the arrangements for cleared derivatives are expected to be similar to existing arrangements for futures contracts.

The proposed amendments are intended to clarify that DNP’s fundamental investment restrictions will not preclude DNP from entering into cleared swap and cleared security-based swap transactions.

•

Because clearing arrangements generally will involve the use of collateral, the amendment to paragraph 5 of the fundamental investment restrictions will ensure that the posting of collateral in connection with cleared swap and cleared security-based swap transactions will not violate the restriction on pledges of assets.

•

Because clearing arrangements generally will involve margin deposits, the amendment to paragraph 11 of the fundamental investment restrictions will ensure that depositing margin in connection with cleared swap and cleared security-based swap transactions will not violate the restriction on margin purchases and short sales.

•

Because access to clearing organizations will be provided through, among other intermediaries, futures commission merchants, and cleared derivatives may be regulated similarly to commodity contracts, the amendment to paragraph 12 of the fundamental investment restrictions will ensure that entering into cleared swaps and cleared security-based swaps will not violate the restriction on purchase and sale of commodities and commodities contracts.

The proposed amendments will not expand DNP’s use of derivative instruments, but are intended solely to preserve DNP’s ability to engage in swaps and other derivatives transactions in accordance with its investment policies. The following are DNP’s investment policies regarding the use of derivatives:

Options and Futures Transactions. The Fund may seek to increase its current return by writing covered options. In addition, through the writing and purchase of options and the purchase and sale of futures contracts and related options, the Fund may at times seek to hedge against a decline in the value of securities owned by it or an increase in the price of securities which it plans to purchase. However, for so long as shares of the Fund’s preferred stock are rated either by Moody’s or S&P, the rating agency guidelines provide that the Fund may not purchase or sell futures contracts or related options or engage in other hedging transactions unless Moody’s or S&P, as the case may be, advises the Fund that such action or actions will not adversely affect its then-current rating of the Fund’s preferred stock.

Swap and Swaption Transactions. The Fund may utilize interest rate and credit swaps and swaptions, subject to the following restrictions: (i) swaps and swaptions must be U.S. dollar denominated and used for hedging purposes only (except that the Fund may utilize credit derivatives subject to the limitations set out in the Fund’s investment policy relating to “Credit Derivatives”); (ii) no more than 5% of the Fund’s total assets, at the time of purchase, may be invested in time premiums paid for swaptions; (iii) the terms of all swaps and swaptions must conform to the standards of the ISDA Master Agreement published by the International Swaps and Derivatives Association, Inc.; and (iv) the counterparty must be a bank, broker-dealer, futures commission merchant, swap dealer, security-based swap dealer, derivatives clearing organization or clearing agency, in each case regulated under the laws of the United States, that (A) is on a list approved by the board of directors, (B) has capital of at least $100 million and (C) has debt obligations rated investment grade by both S&P and Moody’s or is otherwise determined by the board of directors to be of comparable credit quality.

Credit Derivatives. The market value of the Fund’s investments in credit derivatives and/or premiums paid therefor as a buyer of credit protection will not exceed 10% of the Fund’s total assets and the notional value of the credit exposure to which the Fund is subject when it sells credit derivatives will not exceed 33 1/3 % of the Fund’s total assets.

In addition, to the extent swaps and security-based swaps are treated as borrowings, paragraph 4 of DNP’s fundamental investment restrictions will require them to be carried out in a manner consistent with the 1940 Act, the SEC rules promulgated thereunder and interpretations or modifications thereof by the SEC, the SEC staff and other authority with appropriate jurisdiction. In cases where both cleared and uncleared alternatives are available for DNP’s use, the Adviser will make an assessment of which alternative to use based on the circumstances of the transaction.

On March 16, 2012, the Board of DNP, based on its review and evaluation of the materials it received from the Adviser and from independent legal counsel, unanimously adopted resolutions setting forth the foregoing amendments to DNP’s fundamental investment restrictions, declaring the amendments to be advisable, directing that the amendments be submitted for consideration at the annual meeting of DNP’s shareholders and recommending that all shareholders vote for the approval of the amendments.

Vote Required to Approve the Amendments to DNP’s Fundamental Investment Restrictions (Proposal 3)

The proposed amendments to DNP’s fundamental investment restrictions will require the approval of (i) the holders of a “majority” (as defined in the 1940 Act) of the outstanding shares of DNP’s common stock and preferred stock, voting as a single class, and (ii) the holders of a “majority” of the outstanding shares of DNP’s preferred stock, voting separately as a class. The 1940 Act defines a “majority” of the outstanding voting securities of a company as the lesser of (A) 67% or more of the voting securities present at a meeting where the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of such company. DNP’s charter defines the required “majority” of the outstanding preferred stock similarly with respect to the shares of that class. Abstentions and broker-non-votes are counted for purposes of determining whether a quorum is present at the meeting, and will also have the effect of a vote “against” the proposed amendments to DNP’s fundamental investment restrictions.

When the Amendments to DNP’s Fundamental Investment Restrictions Would Become Effective

If approved by the shareholders of DNP in the manner described above, the proposed amendments to DNP’s fundamental investment restrictions will become effective immediately upon such approval.

Recommendation of the Board of Directors

The Board of DNP, including all of the independent directors, unanimously recommends a vote “FOR” the proposal to amend DNP’s fundamental investment restrictions as set forth above.

OTHER BUSINESS

Management is not aware of any other matters that will come before the meeting. If any other business should come before the meeting, however, your proxy, if signed and returned, will give discretionary authority to the persons designated in it to vote according to their best judgment.

OTHER INFORMATION

The Adviser. Duff & Phelps Investment Management Co. acts as investment adviser for each Fund. The address of the Adviser is 200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606. The Adviser (together with its predecessor) has been in the investment advisory business for more than 75 years and, as of December 31, 2011, had approximately $8.58 billion in client accounts under discretionary management. The Adviser is a wholly-owned indirect subsidiary of Virtus Investment Partners, Inc., a public company whose common stock is traded on the NASDAQ Global Market under the trading symbol “VRTS.” Virtus was a subsidiary of Phoenix until December 31, 2008, when it was spun-off by Phoenix to its shareholders.

The Administrator. J.J.B. Hilliard, W.L. Lyons, LLC serves as the Funds’ administrator (the “Administrator”). The address of the Administrator is 500 West Jefferson Street, Louisville, Kentucky 40202. The Administrator (together with its predecessors) has been engaged in the investment business as a securities broker-dealer and investment adviser since 1854. The Administrator is a majority-owned subsidiary of Houchens Industries, Inc. (“Houchens”), a diversified conglomerate wholly owned by its employees. Houchens acquired its ownership interest in the Administrator from The PNC Financial Services Group, Inc. on March 31, 2008.

Shareholders. The following table shows shares of common stock of the Funds as to which each director and director nominee, and all directors and executive officers of the Fund as a group, had or shared power over voting or disposition at December 31, 2011. The directors, director nominees and executive officers of the Funds owned no shares of preferred stock of any of the Funds. Shares are held with sole power over voting and disposition except as noted. The shares of common stock held by each of the persons listed below and by all directors and executive officers as a group represented less than 1% of the outstanding common stock of each Fund.

	Shares of DNP common stock	Shares of DUC common stock
Stewart E. Conner	6,000	1,000
Robert J. Genetski	50,000	1,000
Nancy Lampton(1)(2)	76,351	1,000
Philip R. McLoughlin	5,409	290
Geraldine M. McNamara(1)	4,621	2,415
Eileen A. Moran	1,000	8,238
Nathan I. Partain(1)(2)	40,213	3,770
Christian H. Poindexter(1)	61,578	5,069
Carl F. Pollard	40,000	10,000
David J. Vitale	5,250	None
Directors and officers as a group (15 persons)(1)(2)	295,422	36,182

(1)

Ms. Lampton, Ms. McNamara, Mr. Partain and Mr. Poindexter had shared power to vote and/or dispose of 68,500, 2,455, 11,391 and 61,578, respectively, of the DNP shares listed. Ms. McNamara, Mr. Partain and Mr. Poindexter had shared power to vote and/or dispose of 2,415, 3,770 and 5,069, respectively of the DUC shares listed. The directors and executive officers, in the aggregate, had shared power to vote and/or dispose of 143,924 of the DNP shares listed and 12,654 of the DUC shares listed as owned by the directors and executive officers as a group.

(2)

Ms. Lampton and Mr. Partain disclaim beneficial ownership of 68,500 and 11,391, respectively, of the DNP shares listed. Mr. Partain disclaims beneficial ownership of 3,770 of the DUC shares listed. The directors and executive officers, in the aggregate, disclaim beneficial ownership of 79,891 of the DNP shares listed and 3,770 of the DUC shares listed as owned by the directors and executive officers as a group.

To the Funds’ knowledge, the only persons (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934 (the “1934 Act”)) who beneficially own more than 5% of any class of any Fund’s voting securities (as determined in accordance with Rule 13d-3 under the 1934 Act) are the persons identified in the following table. The information in this table is based on information provided in Schedule 13D and 13G filings made with the Securities and Exchange Commission by each of the persons listed.

Fund	Name of Beneficial Owner	Class of Shares	Number of Shares	Percentage of Class
DNP	UBS AG(1) Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	Preferred Stock	7,856	78.6%

DNP	Bank of America Corporation(2) 100 North Tryon Street Charlotte, North Carolina 28255	Preferred Stock	1,252	12.5%

DUC	First Trust Portfolios L.P.(3) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	Common Stock	1,454,834	5.3%

DUC	Bank of America Corporation(4) 100 North Tryon Street Charlotte, North Carolina 28255	Preferred Stock	2,665	70.1%

(1)

Based on a Schedule 13G/A filed by UBS AG, for the benefit and on behalf of UBS Securities LLC and UBS Financial Services Inc. on March 9, 2012. These entities reported shared voting and dispositive power.

(2)	Based on a Schedule 13G/A filed jointly by Bank of America Corporation and Blue Ridge Investments, L.L.C. on February 14, 2011. These entities reported shared voting and dispositive power.
(3)

Based on a Schedule 13G filed jointly by The Charger Corporation, First Trust Portfolios L.P. and First Trust Advisors L.P., on February 3, 2012. The Charger Corporation is the General Partner of both First Trust Portfolios L.P. and First Trust Advisors L.P. First Trust Portfolios L.P. acts as a sponsor of certain unit investment trusts which hold shares of DUC common stock and First Trust Advisors L.P. acts as portfolio supervisor of the unit investment trusts sponsored by First Trust Portfolios L.P. These entities reported that they do not have the power to vote the shares of DUC common stock, and disclaimed beneficial ownership of the shares, as set forth in greater detail in their Schedule 13G filing.

(4)	Based on a Schedule 13D filed jointly by Bank of America Corporation and Blue Ridge Investments, L.L.C., on January 11, 2011. These entities reported shared voting and dispositive power.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the 1934 Act requires the Funds’ officers and directors, and persons who own more than 10% of a registered class of any Fund’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater than 10% shareholders are required by Securities and Exchange Commission regulations to furnish the applicable Fund with copies of all Section 16(a) forms they file. Based solely on a review of the copies of Section 16(a) forms furnished to the Funds, or written representations that no Forms 5 were required, each Fund believes that during 2011 all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except that (i) Bank of America Corporation, a greater than 10% beneficial owner of DNP’s preferred stock, filed fourteen late Form 4 reports with respect to an aggregate of 68 transactions in DNP’s common stock; and (ii) Christian H. Poindexter, a director, filed one late Form 4 report with respect to one purchase of DNP’s common stock.

Report of the Audit Committee. The audit committee of each Fund is composed of the same three directors and acts under a written charter which sets forth the audit committee’s responsibilities. A copy of the audit committee charter is available on each Fund’s website at www.dnpselectincome.com and www.ducfund.com and in print to any shareholder who requests it. Each of the members of the audit committee is independent as defined in the listing standards of the New York Stock Exchange. In connection with the audit of each Fund’s 2011 audited financial statements, the audit committee: (1) reviewed and discussed the Fund’s 2011 audited financial statements with management, (2) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, (3) received and reviewed the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and (4) discussed with the independent accountant its independence from the Fund and its management. Based on the foregoing reviews and discussions, the audit committee recommended to the board of directors that each Fund’s audited financial statements be included in the Fund’s Annual Report to Shareholders for filing with the Securities and Exchange Commission.

The Audit Committee

Carl F. Pollard, Chairman

Robert J. Genetski

Philip R. McLoughlin

Independent Registered Public Accounting Firm. The 1940 Act requires that each Fund’s independent registered public accounting firm be selected by the vote, cast in person, of a majority of the members of the Board who are not interested persons of the Fund. In addition, the listing standards of the New York Stock Exchange vest the audit committee, in its capacity as a committee of the Board, with responsibility for the appointment, compensation, retention and oversight of the work of each Fund’s independent registered public accounting firm. In accordance with the foregoing provisions, the firm of Ernst & Young LLP (“Ernst & Young”) has been selected as independent registered public accounting firm of each Fund to perform the audit of the financial books and records of each of Fund for the year ending December 31, 2012. A representative of Ernst & Young is expected to be present at the joint annual meeting of shareholders and will be available to respond to appropriate questions and have an opportunity to make a statement if the representative so desires.

Audit and Non-Audit Fees. The following table sets forth the aggregate audit and non-audit fees billed to each Fund for each of the last two fiscal years for professional services rendered by the Fund’s principal accountant.

	DNP		DUC
	Fiscal year ended December 31, 2011	Fiscal year ended December 31, 2010	Fiscal year ended December 31, 2011	Fiscal year ended December 31, 2010
Audit Fees(1)	$67,000	$66,000	$51,000	$50,000
Audit-Related Fees(2)(6)	7,200	7,100	3,600	3,500
Tax Fees(3)(6)	16,700	16,300	5,700	5,400
All Other Fees(4)(6)	0	0	0	0
Aggregate Non-Audit Fees(5)(6)	23,900	23,400	9,300	8,900

(1)

Audit Fees are fees billed for professional services rendered by each Fund’s principal accountant for the audit of the Fund’s annual financial statements and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(2)

Audit-Related Fees are fees billed for assurance and related services by each Fund’s principal accountant that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under the caption “Audit Fees.” In both years shown on the table, such services related to the performance of periodic agreed-upon procedures relating to the Fund’s leverage.

(3)

Tax Fees are fees billed for professional services rendered by each Fund’s principal accountant for tax compliance, tax advice and tax planning. In both years shown in the table, such services consisted of preparation of the registrant’s annual federal and state income tax returns and excise tax returns.

(4)

All Other Fees are fees billed for products and services provided by each Fund’s principal accountant, other than the services reported under the captions “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

(5)

Aggregate Non-Audit Fees are fees billed by each Fund’s accountant for services rendered to the Fund, the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund. During both years shown in the table, no portion of such fees related to services rendered by each Fund’s accountant to the Adviser or to any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund.

(6)

No portion of these fees was approved by the audit committee after the beginning of the engagement pursuant to the waiver of the pre-approval requirement for certain de minimis non-audit services described in Section 10A of the 1934 Act and applicable regulations.

Pre-Approval of Audit and Non-Audit Services. Each engagement of each Fund’s independent registered public accounting firm to render audit or non-audit services to the Fund is either (i) pre-approved by the Fund’s audit committee or the chairman of the audit committee, to whom the committee has delegated the authority to grant such pre-approvals between scheduled meetings of the committee, or (ii) entered into pursuant to pre-approval policies and procedures established by the audit committee. A copy of the audit committee’s pre-approval policies and procedures is attached as Exhibit C to this proxy statement. Each Fund’s audit committee is also required to pre-approve its accountant’s engagements for non-audit services rendered to the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. In deciding whether to grant pre-approval for such non-audit services, the audit committee or the chairman of the audit committee, as the case may be, considers whether the provision of such non-audit services is compatible with maintaining the independence of the Fund’s accountants.

Communications with the Board by Shareholders and Other Interested Persons. The Board has adopted the following procedures for shareholders and other interested persons to send communications to the Board. Shareholders and other interested persons may mail written communications to the full Board, to committees of the Board or to specified individual directors in care of the Secretary of the Funds, 200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606. All such communications received by the Secretary will be forwarded promptly to the full Board, the relevant Board committee or the specified individual directors, as applicable, except that the Secretary may, in good faith, determine that a communication should not be so forwarded if it does not reasonably relate to the Funds or their operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Funds or is purely ministerial in nature. Each of the Funds’ directors is encouraged to attend the annual meeting of shareholders. All of the Funds’ directors attended the May 12, 2011 joint annual meeting of DNP and DUC shareholders.

Shareholder Proposals. Any shareholder proposal to be considered for inclusion in any Fund’s proxy statement and form of proxy for the 2013 annual meeting of shareholders should be received by the Secretary of the Fund no later than December [•], 2012. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the 1934 Act, a Fund may solicit proxies in connection with the 2013 annual meeting which confer discretionary authority to vote on any shareholder proposals of which the Secretary of the Fund does not receive notice by February [•], 2013.

Solicitation of Proxies. Proxies will be solicited by mail. Proxies may be solicited by Fund personnel personally or by telephone, telegraph or mail, but such persons will not be specially compensated for such services. The Funds will inquire of any record holder known to be a broker, dealer, bank or other nominee as to whether other persons are the beneficial owners of shares held of record by such persons. If so, the Funds will supply additional copies of solicitation materials for forwarding to beneficial owners, and will make reimbursement for reasonable out-of-pocket costs. In addition, the Funds may hire a proxy solicitor to assist the Funds in the solicitation of proxies at a fee of approximately $[•] per Fund, plus out-of-pocket expenses.

Annual Report. Each Fund will provide without charge to any shareholder who so requests, a copy of the Fund’s annual report for the Fund’s fiscal year ended December 31, 2011. The annual report is available by calling the Administrator toll-free at (888) 878-7845 and is also available on each Fund’s web site at www.dnpselectincome.com and www.ducfund.com.

General. A list of shareholders of each Fund entitled to be present and vote at the annual meeting will be available at the offices of the Funds, 200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606, for inspection by any shareholder during regular business hours for ten days prior to the date of the meeting.

Failure of a quorum of shareholders of any of the Funds to be present at the annual meeting will necessitate adjournment of the meeting with respect to those Funds and will give rise to additional expense.

ALL SHAREHOLDERS ARE REQUESTED TO SIGN, DATE AND MAIL PROXIES PROMPTLY IN THE RETURN ENVELOPE PROVIDED.

April [    ], 2012

Exhibit A

DNP SELECT INCOME FUND INC.

FORM OF ARTICLES OF AMENDMENT

DNP SELECT INCOME FUND INC., a Maryland corporation, having its principal office in Baltimore City, Maryland (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland (the “MSDAT”) that:

FIRST: Section 11 of Part I of Article Fourteenth (Remarketed Preferred Stock) of the Corporation’s Articles of Amendment and Restatement filed in the office of the MSDAT on May 11, 2006 (the “Articles of Amendment and Restatement”) is hereby amended to read in its entirety as follows:

11. Certain Rating Agency Requirements and Restrictions.

(a) For so long as any shares of RP are outstanding and Moody’s is then rating the RP, the Fund will perform all actions required by the Moody’s Guidelines and will not engage in any transactions proscribed by restrictions set forth in the Moody’s Guidelines, unless (i) the Fund shall have given Moody’s advance written notice of a proposed noncompliance with the Moody’s Guidelines, (ii) the Fund shall have received written advice from Moody’s as to the effect such noncompliance will have on the rating then assigned by Moody’s to the RP and (iii) the Board of Directors shall have determined, by the affirmative vote of not less than 75% of the entire Board of Directors, that, taking into account the pertinent facts and circumstances, such noncompliance is in the best interests of the Fund. Any noncompliance meeting the requirements of the preceding sentence shall not have the effect of amending, altering or repealing the Moody’s Guidelines and for purposes of paragraph (d) of Section 6 of this Part I shall not be deemed to materially and adversely affect the rights, preferences, privileges or voting powers of the RP or the Holders thereof.

(b) For so long as any shares of RP are outstanding and S&P is then rating the RP, the Fund will perform all actions required by the S&P Guidelines and will not engage in any transactions proscribed by restrictions set forth in the S&P Guidelines, unless (i) the Fund shall have given S&P advance written notice of a proposed noncompliance with the S&P Guidelines, (ii) the Fund shall have received written advice from S&P as to the effect such noncompliance will have on the rating then assigned by S&P to the RP and (iii) the Board of Directors shall have determined, by the affirmative vote of not less than 75% of the entire Board of Directors, that, taking into account the pertinent facts and circumstances, such noncompliance is in the best interests of the Fund. Any noncompliance meeting the requirements of the preceding sentence shall not have the effect of amending, altering or repealing the S&P Guidelines and for purposes of paragraph (d) of Section 6 of this Part I shall not be deemed to materially and adversely affect the rights, preferences, privileges or voting powers of the RP or the Holders thereof.

(c) For so long as any shares of RP are outstanding and any Substitute Rating Agency is then rating the RP, the Fund will perform all actions required by the Substitute Rating Agency Guidelines relating to such Substitute Rating Agency and will not engage in any transactions proscribed by restrictions set forth in such Substitute Rating Agency Guidelines, unless (i) the Fund shall have given such Substitute Rating Agency advance written notice of a proposed noncompliance with such Substitute Rating Agency Guidelines, (ii) the Fund shall have received written advice from such Substitute Rating Agency as to the effect such noncompliance will have on the rating then assigned by such Substitute Rating Agency to the RP and (iii) the Board of Directors shall have determined, by the affirmative vote of not less than 75% of the entire Board of Directors, that, taking into account the pertinent facts and circumstances, such noncompliance is in the best interests of the Fund. Any noncompliance meeting the requirements of the preceding sentence shall not have the effect of amending, altering or repealing such Substitute Rating Agency Guidelines and for purposes of paragraph (d) of Section 6 of this Part I shall not be deemed to materially and adversely affect the rights, preferences, privileges or voting powers of the RP or the Holders thereof.

SECOND: Section 10 of Part I of Article Fifteenth (Auction Preferred Stock, Series M, Series W and Series F) of the Articles of Amendment and Restatement is hereby amended to read in its entirety as follows:

10. Certain Rating Agency Requirements and Restrictions.

(a) For so long as any shares of APS are outstanding and Moody’s is then rating the APS, the Fund will perform all actions required by the Moody’s Guidelines and will not engage in any transactions proscribed by restrictions set forth in the Moody’s Guidelines, unless (i) the Fund shall have given Moody’s advance written notice of a proposed noncompliance with the Moody’s Guidelines, (ii) the Fund shall have received written advice from Moody’s as to the effect such noncompliance will have on the rating then assigned by Moody’s to the APS and (iii) the Board of Directors shall have determined, by the affirmative vote of not less than 75% of the entire Board of Directors, that, taking into account the pertinent facts and circumstances, such noncompliance is in the best interests of the Fund. Any noncompliance meeting the requirements of the preceding sentence shall not have the effect of amending, altering or repealing the Moody’s Guidelines and for purposes of subparagraph (c)(i) of Section 4 of this Part I shall not be deemed to materially and adversely affect the rights, preferences, privileges or voting powers of the APS or the Holders thereof.

(b) For so long as any shares of APS are outstanding and S&P is then rating the APS, the Fund will perform all actions required by the S&P Guidelines and will not engage in any transactions proscribed by restrictions set forth in the S&P Guidelines, unless (i) the Fund shall have given S&P advance written notice of a proposed noncompliance with the S&P Guidelines, (ii) the Fund shall have received written advice from S&P as to the effect such noncompliance will have on the rating then assigned by S&P to the APS and (iii) the Board of Directors shall have determined, by the affirmative vote of not less than 75% of the entire Board of Directors, that, taking into account the pertinent facts and circumstances, such noncompliance is in the best interests of the Fund. Any noncompliance meeting the requirements of the preceding sentence shall not have the effect of amending, altering or repealing the S&P Guidelines and for purposes of subparagraph (c)(i) of Section 4 of this Part I shall not be deemed to materially and adversely affect the rights, preferences, privileges or voting powers of the APS or the Holders thereof.

(c) For so long as any shares of APS are outstanding and any Substitute Rating Agency is then rating the APS, the Fund will perform all actions required by the Substitute Rating Agency Guidelines relating to such Substitute Rating Agency and will not engage in any transactions proscribed by restrictions set forth in such Substitute Rating Agency Guidelines, unless (i) the Fund shall have given such Substitute Rating Agency advance written notice of a proposed noncompliance with such Substitute Rating Agency Guidelines, (ii) the Fund shall have received written advice from such Substitute Rating Agency as to the effect such noncompliance will have on the rating then assigned by such Substitute Rating Agency to the APS and (iii) the Board of Directors shall have determined, by the affirmative vote of not less than 75% of the entire Board of Directors, that, taking into account the pertinent facts and circumstances, such noncompliance is in the best interests of the Fund. Any noncompliance meeting the requirements of the preceding sentence shall not have the effect of amending, altering or repealing such Substitute Rating Agency Guidelines and for purposes of subparagraph (c)(i) of Section 4 of this Part I shall not be deemed to materially and adversely affect the rights, preferences, privileges or voting powers of the APS or the Holders thereof.

THIRD: Section 10 of Part I of the Corporation’s Articles Supplementary Creating Series T and Series TH of Auction Preferred Stock, filed in the office of the MSDAT on July 14, 2006, is hereby amended to read in its entirety as follows:

10. Certain Rating Agency Requirements and Restrictions.

(a) For so long as any shares of APS are outstanding and Moody’s is then rating the APS, the Fund will perform all actions required by the Moody’s Guidelines and will not engage in any transactions proscribed by restrictions set forth in the Moody’s Guidelines, unless (i) the Fund shall have given Moody’s advance written notice of a proposed noncompliance with the Moody’s Guidelines, (ii) the Fund shall have received written advice from Moody’s as to the effect such noncompliance will have on the rating then assigned by Moody’s to the APS and (iii) the Board of Directors shall have determined, by the affirmative vote of not less than 75% of the entire Board of Directors, that, taking into account the pertinent facts and circumstances, such noncompliance is in the best interests of the Fund. Any noncompliance meeting the requirements of the preceding sentence shall not have the effect of amending, altering or repealing the Moody’s Guidelines and for purposes of subparagraph (c)(i) of Section 4 of this Part I shall not be deemed to materially and adversely affect the rights, preferences, privileges or voting powers of the APS or the Holders thereof.

(b) For so long as any shares of APS are outstanding and S&P is then rating the APS, the Fund will perform all actions required by the S&P Guidelines and will not engage in any transactions proscribed by restrictions set forth in the S&P Guidelines, unless (i) the Fund shall have given S&P advance written notice of a proposed noncompliance with the S&P Guidelines, (ii) the Fund shall have received written advice from S&P as to the effect such noncompliance will have on the rating then assigned by S&P to the APS and (iii) the Board of Directors shall have determined, by the affirmative vote of not less than 75% of the entire Board of Directors, that, taking into account the pertinent facts and circumstances, such noncompliance is in the best interests of the Fund. Any noncompliance meeting the requirements of the preceding sentence shall not have the effect of amending, altering or repealing the S&P Guidelines and for purposes of subparagraph (c)(i) of Section 4 of this Part I shall not be deemed to materially and adversely affect the rights, preferences, privileges or voting powers of the APS or the Holders thereof.

(c) For so long as any shares of APS are outstanding and any Substitute Rating Agency is then rating the APS, the Fund will perform all actions required by the Substitute Rating Agency Guidelines relating to such Substitute Rating Agency and will not engage in any transactions proscribed by restrictions set forth in such Substitute Rating Agency Guidelines, unless (i) the Fund shall have given such Substitute Rating Agency advance written notice of a proposed noncompliance with such Substitute Rating Agency Guidelines, (ii) the Fund shall have received written advice from such Substitute Rating Agency as to the effect such noncompliance will have on the rating then assigned by such Substitute Rating Agency to the APS and (iii) the Board of Directors shall have determined, by the affirmative vote of not less than 75% of the entire Board of Directors, that, taking into account the pertinent facts and circumstances, such noncompliance is in the best interests of the Fund. Any noncompliance meeting the requirements of the preceding sentence shall not have the effect of amending, altering or repealing such Substitute Rating Agency Guidelines and for purposes of subparagraph (c)(i) of Section 4 of this Part I shall not be deemed to materially and adversely affect the rights, preferences, privileges or voting powers of the APS or the Holders thereof.

FOURTH: The foregoing amendment to the charter of the Corporation has been advised by the Board of Directors and approved by the stockholders of the Corporation.

FIFTH: The foregoing amendment to the charter of the Corporation shall become effective upon acceptance for record by the MSDAT.

IN WITNESS WHEREOF, DNP Select Income Fund Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on                     , 2012.

WITNESS:	DNP SELECT INCOME FUND INC.

By:
T. Brooks Beittel, Secretary		Nathan I. Partain, President

Exhibit B

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

FORM OF ARTICLES OF AMENDMENT

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC., a Maryland corporation, having its principal office in Baltimore City, Maryland (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland (the “MSDAT”) that:

FIRST: Section 10 of Part I of the Corporation’s Articles Supplementary Creating Series T7 and Series TH7 of Auction Market Preferred Shares, filed in the office of the MSDAT on October 23, 2006, is hereby amended to read in its entirety as follows:

10. Certain Rating Agency Requirements and Restrictions.

(a) For so long as any AMPS are outstanding and Moody’s is then rating the AMPS, the Fund will perform all actions required by the Moody’s Guidelines and will not engage in any transactions proscribed by restrictions set forth in the Moody’s Guidelines, unless (i) the Fund shall have given Moody’s advance written notice of a proposed noncompliance with the Moody’s Guidelines, (ii) the Fund shall have received written advice from Moody’s as to the effect such noncompliance will have on the rating then assigned by Moody’s to the AMPS and (iii) the Board of Directors shall have determined, by the affirmative vote of not less than 75% of the entire Board of Directors, that, taking into account the pertinent facts and circumstances, such noncompliance is in the best interests of the Fund. Any noncompliance meeting the requirements of the preceding sentence shall not have the effect of amending, altering or repealing the Moody’s Guidelines and for purposes of subparagraph (c)(i) of Section 4 of this Part I shall not be deemed to materially and adversely affect the rights, preferences, privileges or voting powers of the AMPS or the Holders thereof.

(b) For so long as any AMPS are outstanding and S&P is then rating the AMPS, the Fund will perform all actions required by the S&P Guidelines and will not engage in any transactions proscribed by restrictions set forth in the S&P Guidelines, unless (i) the Fund shall have given S&P advance written notice of a proposed noncompliance with the S&P Guidelines, (ii) the Fund shall have received written advice from S&P as to the effect such noncompliance will have on the rating then assigned by S&P to the AMPS and (iii) the Board of Directors shall have determined, by the affirmative vote of not less than 75% of the entire Board of Directors, that, taking into account the pertinent facts and circumstances, such noncompliance is in the best interests of the Fund. Any noncompliance meeting the requirements of the preceding sentence shall not have the effect of amending, altering or repealing the S&P Guidelines and for purposes of subparagraph (c)(i) of Section 4 of this Part I shall not be deemed to materially and adversely affect the rights, preferences, privileges or voting powers of the AMPS or the Holders thereof.

(c) For so long as any AMPS are outstanding and any Substitute Rating Agency is then rating the AMPS, the Fund will perform all actions required by the Substitute Rating Agency Guidelines relating to such Substitute Rating Agency and will not engage in any transactions proscribed by restrictions set forth in such Substitute Rating Agency Guidelines, unless (i) the Fund shall have given such Substitute Rating Agency advance written notice of a proposed noncompliance with such Substitute Rating Agency Guidelines, (ii) the Fund shall have received written advice from such Substitute Rating Agency as to the effect such noncompliance will have on the rating then assigned by such Substitute Rating Agency to the AMPS and (iii) the Board of Directors shall have determined, by the affirmative vote of not less than 75% of the entire Board of Directors, that, taking into account the pertinent facts and circumstances, such noncompliance is in the best interests of the Fund. Any noncompliance meeting the requirements of the preceding sentence shall not have the effect of amending, altering or repealing such Substitute Rating Agency Guidelines and for purposes of subparagraph (c)(i) of Section 4 of this Part I shall not be deemed to materially and adversely affect the rights, preferences, privileges or voting powers of the AMPS or the Holders thereof.

SECOND: The foregoing amendment to the charter of the Corporation has been advised by the Board of Directors and approved by the stockholders of the Corporation.

THIRD: The foregoing amendment to the charter of the Corporation shall become effective upon acceptance for record by the MSDAT.

IN WITNESS WHEREOF, Duff & Phelps Utility and Corporate Bond Trust Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on                     , 2012.

WITNESS:	DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
By:
T. Brooks Beittel, Secretary		Nathan I. Partain, President

Exhibit C

DNP SELECT INCOME FUND INC.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

DTF TAX-FREE INCOME INC.

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY

(as adopted on February 20, 2012)

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors of each of DNP Select Income Fund Inc., Duff & Phelps Global Utility Income Fund Inc., Duff & Phelps Utility and Corporate Bond Trust Inc. and DTF Tax-Free Income Inc. (each a “Fund” and, collectively, the “Funds”)(1) is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Fund. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the Audit Committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted this Audit and Non-Audit Services Pre-Approval Policy (this “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the

(1)

This Joint Audit Committee Pre-Approval Policy has been adopted by the Audit Committee of each Fund. Solely for the sake of clarity and simplicity, this Joint Audit Committee Pre-Approval Policy has been drafted as if there is a single Fund, a single Audit Committee and a single Board. The terms “Audit Committee” and “Board” mean the Audit Committee and Board of each Fund, respectively, unless the context otherwise requires. The Audit Committee and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

Under the SEC’s rules, the Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the Fund’s investment adviser and other affiliated entities that provide ongoing services to the Fund if the independent accountant’s services to those affiliated entities have a direct impact on the Fund’s operations or financial reporting.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the appropriate ratio between the total amount of fees for audit, audit-related and tax services (including any audit-related or tax service fees for affiliates that are subject to pre-approval) and the total amount of fees for certain permissible non-audit services classified as “all other” services (including any such services for affiliates that are subject to pre-approval).

The appendices to this Policy describe the audit, audit-related, tax and “all other” services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of this Policy will not adversely affect the auditor’s independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members who are independent directors. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. In accordance with the foregoing provisions, the Audit Committee has delegated pre-approval authority to its chairman, since under the Audit Committee’s charter each member of the Audit Committee, including the chairman, is required to be an independent director.

III. Audit Services

The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the audit services engagement as necessary, but no less than on a semiannual basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. Other audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV. Audit-Related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under form N-SAR.

The Audit Committee has pre-approved the audit-related services in Appendix B. All other audit-related services not listed in Appendix B must be specifically pre-approved by the Audit Committee.

V. Tax Services

The Audit Committee believes that the independent auditor can provide tax services to the Fund such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Fund’s Administrator or outside counsel to determine that the tax planning and reporting positions are consistent with this Policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the tax services in Appendix C. All tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provided by the independent auditor to any executive officer or director of the Fund, in his or her individual capacity, where such services are paid for by the Fund.

VI. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit

Committee believes it may grant general pre-approval to those permissible non-audit services classified as all other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the “all other” services in Appendix D. Permissible “all other” services not listed in Appendix D must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. (Note that separate amounts may be specified for services to the Fund and for services to other affiliated entities that are subject to pre-approval.) Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for audit, audit-related and tax services for the Fund (including any audit-related or tax services fees for affiliates that are subject to pre-approval), and the total amount of fees for services classified as “all other” services (including any such services for affiliates that are subject to pre-approval).

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Fund’s Administrator and must include a detailed description of the services to be rendered. The Administrator will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the independent auditor.

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Fund’s Administrator, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Administrator to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this Policy. The Administrator will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Administrator and any member of management will immediately report to the Chairman of the Audit Committee any breach of this Policy that comes to their attention.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Fund, consistent with applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussing with the independent auditor its methods and procedures for ensuring independence.

Appendix A

Pre-Approved Audit Services for Fiscal Year Ending in 2012

Dated: February 20, 2012

Service	Range of Fees(1)
	DNP	DPG	DUC	DTF	Affiliates(2)
1. Services required under generally accepted auditing standards to perform the audit of the annual financial statements of the Fund, including performance of tax qualification tests relating to the Fund’s regulated investment company status and issuance of an internal control letter for the Fund’s Form N-SAR	(3)	(3)	(3)	(3)	N/A

2. Reading of the Fund’s semi-annual financial statements	(4)	(4)	(4)	(4)	N/A

3. Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit-related” services rather than “audit” services)	(4)	(4)	(4)	(4)	N/A

(1)

In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)

These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

(3)

The fee for this pre-approved service is not shown in the table because the 2012 engagement letter has not yet been finalized. The comparable fee for this service for the fiscal year ended in 2011 was $67,000 for DNP, $30,000 for DPG (plus an additional $6,000 to audit the interim financial statements in the registration statement on Form N-2 for DPG’s initial public offering (“IPO”), $51,000 for DUC and $49,000 for DTF. When the fee is determined in connection with the finalization and signing of the 2012 engagement letter, such fee will become part of this Pre-Approval Policy.

(4)

Fees for pre-approved services designated with a (4) shall either be included in the fee approved for item 1 of this Appendix A or may be separately charged, provided that the aggregate separate charges for all services designated with a (4) in Appendices A and B may not exceed 10% of the fee approved for item 1 of this Appendix A.

Appendix B

Pre-Approved Audit-Related Services for Fiscal Year Ending in 2012

Dated: February 20, 2012

Service	Range of Fees(1)
	DNP	DPG	DUC	DTF	Affiliates(2)
1. Issuance of annual agreed-upon procedures letters relating to the Fund’s preferred stock or commercial paper, if any	(3)	(3)	(3)	(3)	N/A

2. Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents), and assistance in responding to SEC comment letters	(4)	(5)	(4)	(4)

3. Agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters	(4)	(4)	(4)	(4)	N/A

4. Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)	(4)	(4)	(4)	(4)	N/A

5. General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act	(4)	(4)	(4)	(4)	N/A

(1)

In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)

These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

(3)

The fee for this pre-approved service is not shown in the table because the 2012 engagement letter has not yet been finalized. The comparable fee for this service for the fiscal year ended in 2011 was $7,200 for DNP, $3,600 for DUC and $3,600 for DTF. When the fee is determined in connection with the finalization and signing of the 2012 engagement letter, such fee will become part of this Pre-Approval Policy.

(4)

Fees for pre-approved services designated with a (4) shall either be included in the fee approved for item 1 of Appendix A or may be separately charged, provided that the aggregate separate charges for all services designated with a (4) in Appendices A and B may not exceed 10% of the fee approved for item 1 of Appendix A.

(5)	In 2011, DPG paid fees of $10,000 for review of the IPO registration statement and issuance of related consents and for the issuance of standard comfort letters to the IPO underwriters.

Appendix C

Pre-Approved Tax Services for Fiscal Year Ending in 2012

Dated: February 20, 2012

Service	Range of Fees(1)
	DNP	DPG	DUC	DTF	Affiliates(2)

1. Preparation of federal and state tax returns, including excise tax returns, and review of required distributions to avoid excise tax	(3)	(3)	(3)	(3)	N/A

2. Consultations with the Fund’s management as to the tax treatment of transactions or events	(4)	(4)	(4)	(4)	N/A

3. Tax advice and assistance regarding statutory, regulatory or administrative developments	(5)	(5)	(5)	(5)	N/A

(1)

In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)

These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

(3)

The fee for this pre-approved service is not shown in the table because the 2012 engagement letter has not yet been finalized. The comparable fee for this service for the fiscal year ended in 2011 was $16,700 for DNP, $3,000 for DPG (plus $700-$1,000 for preparation of state tax returns), $5,700 for DUC and $5,700 for DTF. When the fee is determined in connection with the finalization and signing of the 2012 engagement letter, such fee will become part of this Pre-Approval Policy.

(4)

The fee for this pre-approved service is not shown in the table because the 2012 engagement letter has not yet been finalized. The comparable fee for this service for the fiscal year ended in 2011 was $5,500 for all four funds in the aggregate. When the fee is determined in connection with the finalization and signing of the 2012 engagement letter, such fee will become part of this Pre-Approval Policy.

(5)

Fees for pre-approved services designated with a (5) shall either be included in the fee approved for item 1 of this Appendix C or may be separately charged, provided that the aggregate separate charges for all services designated with a (5) in this Appendix C may not exceed 10% of the fee approved for item 1 of this Appendix C.

Appendix D

Pre-Approved “All Other” Services for Fiscal Year Ending in 2012

Dated: February 20, 2012

Service	Range of Fees(1)
	DNP	DPG	DTF	DUC	Affiliates(2)
None

(1)

In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)

These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

Appendix E

Prohibited Non-Audit Services

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser or investment banking services

•	Legal services

•	Expert services unrelated to the audit

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.

Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting date.

INTERNET http://www.proxyvoting.com/dnp Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.
DNP Select Income Fund Inc.	OR

TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card
and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the
named proxies to vote your shares in the same
manner as if you marked, signed and returned your
proxy card.

WO#

95592

Ú  FOLD AND DETACH HERE  Ú

Please mark your votes as indicated in this example	☒

Your Board of Directors unanimously recommends a vote “FOR” each of the following proposals.

	FOR ALL	WITHHOLD FOR ALL	*EXCEPTIONS

1a. Election of directors:	☐	☐	☐	(INSTRUCTIONS: To withhold authority to vote for any nominee, mark the “Exceptions” box and write the name of that nominee in the space provided below.)
Nominees: 01 Stewart E. Conner
02 Eileen A. Moran 03 David J. Vitale				*Exceptions

	FOR	AGAINST	ABSTAIN

2a. Approval of proposal to amend the Fund’s charter:	☐	☐	☐

	FOR	AGAINST	ABSTAIN

3. Approval of proposal to amend the Fund’s fundamental investment restrictions	☐	☐	☐

Mark Here for Address Change or Comments SEE REVERSE	☐

IMPORTANT: Please sign exactly as your name or names appear on the shareholder records of the Fund. If you sign as agent or in any other representative capacity, please state the capacity in which you sign. Where there is more than one owner, each should sign.

Share Owner Sign here                                                                          Co-Owner sign here                                                                                  Date:

You can now access your DNP Select Income Fund Inc. account online.

Access your DNP Select Income Fund Inc. account online via Investor ServiceDirect® (ISD).

BNY Mellon Shareowner Services, the transfer agent for DNP Select Income Fund Inc., now makes it easy and convenient to get current information on your shareholder account.

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form

Visit us on the web at www.bnymellon.com/shareowner/equityaccess

For Technical Assistance Call 1-877-978-7778 between 9am-7pm

Monday-Friday Eastern Time

Investor ServiceDirect®

Available 24 hours per day, 7 days per week

TOLL FREE NUMBER: 1-800-370-1163

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/equityaccess where step-by-step instructions will prompt you through enrollment.

Ú   FOLD AND DETACH HERE  Ú

DNP SELECT INCOME FUND INC.

PROXY SOLICITED BY MANAGEMENT FROM COMMON SHAREHOLDERS

FOR MEETING TO BE HELD ON MAY 10, 2012

Nathan I. Partain, T. Brooks Beittel and Alan M. Meder or any of them, each with full power of substitution, are authorized to vote all shares of common stock of DNP Select Income Fund Inc. (the “Fund”) owned by the undersigned at the meeting of shareholders to be held May 10, 2012, and at any adjournment of the meeting. They shall vote in accordance with the instructions set forth on the reverse side hereof.

If no specific instructions are provided, this proxy will be voted “FOR” the election of directors, “FOR” the proposal to amend the Fund’s charter and “FOR” the proposal to amend the Fund’s fundamental investment restrictions.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card are available at www.dnpselectincome.com/proxy

Address Change/Comments (Mark the corresponding box on the reverse side)

SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be signed on other side.)

PROXY	DNP SELECT INCOME FUND INC.	PROXY
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 10, 2012 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of shares of Preferred Stock of DNP Select Income Fund Inc. (the “Fund”), a Maryland corporation, hereby appoints Nathan I. Partain, T. Brooks Beittel and Alan M. Meder and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders to be held at 200 S. Wacker Drive, Chicago, Illinois, in the Orange and Blue Room on May 10, 2012 at 1:00 p.m. (the “Annual Meeting”) and at any and all adjournments thereof, and thereat to vote all shares of Preferred Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

If more than one of the proxies, or their substitute, are present at the Annual Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked herein by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED HEREIN AND, IN THE DISCRETION OF THE PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at www.dnpselectincome.com/proxy

PLEASE VOTE, DATE AND SIGN ON

OTHER SIDE AND RETURN PROMPTLY IN

ENCLOSED ENVELOPE.

(Continued and to be signed and dated on reverse side)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE FOLLOWING PROPOSALS.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

	ELECTION OF DIRECTORS		FOR	WITHHOLD

1b.	Nancy Lampton		☐	☐

2a.	APPROVAL OF PROPOSAL TO AMEND THE FUND’S CHARTER	FOR	AGAINST	ABSTAIN

		☐	☐	☐

3.	APPROVAL OF PROPOSAL TO AMEND THE FUND’S FUNDAMENTAL INVESTMENT RESTRICTIONS	FOR	AGAINST	ABSTAIN

		☐	☐	☐

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Annual Meeting to be held on May 10, 2012.

Signature

Signature of joint owner, if any

Date

YOUR VOTE IS IMPORTANT!

UNLESS YOU ARE VOTING BY TELEPHONE OR INTERNET,

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.

Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting date.

INTERNET http://www.proxyvoting.com/duc Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.
DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.	OR

TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card
and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the
named proxies to vote your shares in the same
manner as if you marked, signed and returned your
proxy card.

WO#

96761

Ú  FOLD AND DETACH HERE  Ú

Please mark your votes as indicated in this example	☒

Your Board of Directors unanimously recommends a vote “FOR” the following proposal.

	FOR ALL	WITHHOLD FOR ALL	*EXCEPTIONS

1c. Election of directors:	☐	☐	☐	(INSTRUCTIONS: To withhold authority to vote for any nominee, mark the “Exceptions” box and write the name of that nominee in the space provided below.)
Nominees: 01 Stewart E. Conner
02 Eileen A. Moran 03 David J. Vitale				*Exceptions

	FOR	AGAINST	ABSTAIN

2b. Approval of proposal to amend the Fund’s charter	☐	☐	☐

Mark Here for Address Change or Comments SEE REVERSE	☐

IMPORTANT: Please sign exactly as your name or names appear on the shareholder records of the Fund. If you sign as agent or in any other representative capacity, please state the capacity in which you sign. Where there is more than one owner, each should sign.

Share Owner Sign here                                                                                  Co-Owner sign here                                                                                           Date:

You can now access your DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC. account online.

Access your DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC. account online via Investor ServiceDirect® (ISD).

BNY Mellon Shareowner Services, the transfer agent for DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC., now makes it easy and convenient to get current information on your shareholder account.

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form

Visit us on the web at www.bnymellon.com/shareowner/equityaccess

For Technical Assistance Call 1-877-978-7778 between 9am-7pm

Monday-Friday Eastern Time

Investor ServiceDirect®

Available 24 hours per day, 7 days per week

TOLL FREE NUMBER: 1-800-370-1163

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/equityaccess where step-by-step instructions will prompt you through enrollment.

Ú   FOLD AND DETACH HERE  Ú

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

PROXY SOLICITED BY MANAGEMENT FROM COMMON SHAREHOLDERS

FOR MEETING TO BE HELD ON MAY 10, 2012

Nathan I. Partain, T. Brooks Beittel and Alan M. Meder or any of them, each with full power of substitution, are authorized to vote all shares of common stock of Duff & Phelps Utility and Corporate Bond Trust Inc. (the “Fund”) owned by the undersigned at the meeting of shareholders to be held May 10, 2012, and at any adjournment of the meeting. They shall vote in accordance with the instructions set forth on the reverse side hereof.

If no specific instructions are provided, this proxy will be voted “FOR” the election of directors and “FOR” the proposal to amend the Fund’s charter.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card are available at www.DUCfund.com/proxy

Address change/comments (Mark the corresponding box on the reverse side)

SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be signed on other side.)

PROXY	DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.	PROXY
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 10, 2012 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of shares of Preferred Stock of Duff & Phelps Utility and Corporate Bond Trust Inc. (the “Fund”), a Maryland corporation, hereby appoints Nathan I. Partain, T. Brooks Beittel and Alan M. Meder and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders to be held at 200 S. Wacker Drive, Chicago, Illinois, in the Orange and Blue Room on May 10, 2012 at 1:00 p.m. (the “Annual Meeting”) and at any and all adjournments thereof, and thereat to vote all shares of Preferred Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

If more than one of the proxies, or their substitute, are present at the Annual Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked herein by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED HEREIN AND, IN THE DISCRETION OF THE PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at www.ducfund.com/proxy

PLEASE VOTE, DATE AND SIGN ON

OTHER SIDE AND RETURN PROMPTLY IN

ENCLOSED ENVELOPE.

(Continued and to be signed and dated on reverse side)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

	ELECTION OF DIRECTORS	FOR	WITHHOLD

1c.	01. Stewart E. Conner	☐	☐
	02. Eileen A. Moran	☐	☐
	03. David J. Vitale	☐	☐
1d.	04. Nancy Lampton	☐	☐

2b.	APPROVAL OF PROPOSAL TO AMEND THE FUND’S CHARTER	FOR	AGAINST	ABSTAIN

		☐	☐	☐

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Annual Meeting to be held on May 10, 2012.

Signature

Signature of joint owner, if any

Date

YOUR VOTE IS IMPORTANT!

UNLESS YOU ARE VOTING BY TELEPHONE OR INTERNET,

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.